                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

              Keystone America Hartwell Emerging Growth Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Keystone Balanced Fund II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Keystone Capital Preservation and Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Keystone Emerging Markets Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Keystone Fund for Total Return
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Keystone Fund of the Americas
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Keystone Global Opportunities Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                 Keystone Global Resources and Development Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Keystone Government Securities Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Keystone Intermediate Term Bond Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Keystone Liquid Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Keystone Omega Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      Keystone Small Company Growth Fund II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Keystone State Tax Free Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Keystone State Tax Free Fund - Series II
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Keystone Strategic Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Keystone Tax Free Income Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]
Check the appropriate box:
[ ] Preliminary Proxy Statement     [  ] Confidential for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Keystone World Bond Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

                        KEYSTONE AMERICA FAMILY OF FUNDS
                               200 BERKELEY STREET
                        BOSTON, MASSACHUSETTS 02116-5034
                         TELEPHONE NUMBER (617) 338-3200

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 9, 1996

                       KEYSTONE AMERICA HARTWELL EMERGING

                                GROWTH FUND, INC.
                               ("EMERGING GROWTH")
                   KEYSTONE BALANCED FUND II ("BALANCED FUND")
                  KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
                       ("CAPITAL PRESERVATION AND INCOME")
                         KEYSTONE EMERGING MARKETS FUND
                              ("EMERGING MARKETS")
                 KEYSTONE FUND FOR TOTAL RETURN ("TOTAL RETURN")
                          KEYSTONE FUND OF THE AMERICAS
                            ("FUND OF THE AMERICAS")
                       KEYSTONE GLOBAL OPPORTUNITIES FUND
                            ("GLOBAL OPPORTUNITIES")
                          KEYSTONE GLOBAL RESOURCES AND
                                DEVELOPMENT FUND
                              ("GLOBAL RESOURCES")
                       KEYSTONE GOVERNMENT SECURITIES FUND
                            ("GOVERNMENT SECURITIES")
                      KEYSTONE INTERMEDIATE TERM BOND FUND
                              ("INTERMEDIATE TERM")
                     KEYSTONE LIQUID TRUST ("LIQUID TRUST")
                          KEYSTONE OMEGA FUND ("OMEGA")
                      KEYSTONE SMALL COMPANY GROWTH FUND II
                            ("SMALL COMPANY GROWTH")
                 KEYSTONE STATE TAX FREE FUND ("STATE TAX FREE")
                    STATE TAX FREE HAS FOUR EXISTING SERIES:
                  - FLORIDA TAX FREE FUND ("FLORIDA TAX FREE")

            - MASSACHUSETTS TAX FREE FUND ("MASSACHUSETTS TAX FREE")
              - NEW YORK INSURED TAX FREE FUND ("NEW YORK INSURED")
             - PENNSYLVANIA TAX FREE FUND ("PENNSYLVANIA TAX FREE")


                                                                              KA

                    KEYSTONE STATE TAX FREE FUND-SERIES II

                            ("STATE TAX FREE II")
                  STATE TAX FREE II HAS TWO EXISTING SERIES:
          - CALIFORNIA INSURED TAX FREE FUND ("CALIFORNIA INSURED")
                - MISSOURI TAX FREE FUND ("MISSOURI TAX FREE")
                        KEYSTONE STRATEGIC INCOME FUND
                             ("STRATEGIC INCOME")
                        KEYSTONE TAX FREE INCOME FUND
                             ("TAX FREE INCOME")
                   KEYSTONE WORLD BOND FUND ("WORLD BOND")

To the shareholders of the Keystone America Family of Funds:


    A Joint Special Meeting (the "Meeting") of shareholders of each fund listed above (each a "Fund") will be held at the offices of the Funds, 200 Berkeley Street, Boston, Massachusetts, on Monday, December 9, 1996, at 3:30 P.M., Boston time, for the purpose of considering and acting upon the following proposals:

    1.* FOR THE SHAREHOLDERS OF ALL FUNDS, to elect Trustees** of each Fund, subject, in the case of Global Opportunities and Liquid Trust, to adoption of Proposal 4 below.

    2.* FOR THE SHAREHOLDERS OF ALL FUNDS, to approve an Investment Advisory and Management Agreement between each Fund and Keystone Investment Management Company, substantially as described in the accompanying Proxy Statement.

    3. FOR THE SHAREHOLDERS OF EACH OF EMERGING GROWTH, GLOBAL OPPORTUNITIES AND GLOBAL RESOURCES ONLY, to approve a SubAdvisory Agreement for each such Fund, substantially as described in the Proxy Statement.

    4. FOR THE SHAREHOLDERS OF EACH OF GLOBAL OPPORTUNITIES AND LIQUID TRUST ONLY, to amend the Fund's Declaration of Trust to permit the Board of Trustees to fix the number of Trustees from time to time.

    5. FOR SHAREHOLDERS OF EMERGING GROWTH ONLY, to ratify the selection of KPMG Peat Marwick LLP as the independent public accountants of the Fund for its current fiscal year.

    6. To transact such other business as may properly come before the Meeting or any adjournments thereof.

    * Proposals 1 and 2, if approved, will not become effective unless the proposed merger of Keystone Investments, Inc. with and into an affiliate of First Union Corporation, as described in the accompanying Proxy Statement, becomes effective.

     ** As used in this Notice, the term "Trustee" includes each Director of Emerging Growth.

    Shareholders of record of each Fund, other than Emerging Growth, at the close of business on October 18, 1996, and shareholders of record of Emerging Growth at the close of business on October 28, 1996, are entitled to receive notice of and to vote at the Meeting and any adjournments thereof on any matters relating to that Fund.

                By order of the Board of Trustees of each Fund,

                Rosemary D. Van Antwerp
                Secretary

October 21, 1996

PLEASE FILL IN, DATE AND SIGN YOUR PROXY - NOW - AND MAIL IT - TODAY - IN THE STAMPED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. IN ORDER TO AVOID UNNECESSARY EXPENSE OR DELAY, YOUR PROMPT RESPONSE IS REQUESTED, NO MATTER WHAT SIZE YOUR HOLDINGS MAY BE.

                            KEYSTONE AMERICA HARTWELL
                           EMERGING GROWTH FUND, INC.

                               ("EMERGING GROWTH")
                   KEYSTONE BALANCED FUND II ("BALANCED FUND")
                 KEYSTONE CAPITAL PRESERVATION AND INCOME FUND
                       ("CAPITAL PRESERVATION AND INCOME")
                         KEYSTONE EMERGING MARKETS FUND
                              ("EMERGING MARKETS")
                 KEYSTONE FUND FOR TOTAL RETURN ("TOTAL RETURN")
                          KEYSTONE FUND OF THE AMERICAS
                            ("FUND OF THE AMERICAS")
                       KEYSTONE GLOBAL OPPORTUNITIES FUND
                            ("GLOBAL OPPORTUNITIES")
                          KEYSTONE GLOBAL RESOURCES AND
                      DEVELOPMENT FUND ("GLOBAL RESOURCES")
                       KEYSTONE GOVERNMENT SECURITIES FUND
                            ("GOVERNMENT SECURITIES")
                      KEYSTONE INTERMEDIATE TERM BOND FUND
                              ("INTERMEDIATE TERM")
                     KEYSTONE LIQUID TRUST ("LIQUID TRUST")
                          KEYSTONE OMEGA FUND ("OMEGA")
                      KEYSTONE SMALL COMPANY GROWTH FUND II
                            ("SMALL COMPANY GROWTH")
                 KEYSTONE STATE TAX FREE FUND ("STATE TAX FREE")
                    STATE TAX FREE HAS FOUR EXISTING SERIES:
                  - FLORIDA TAX FREE FUND ("FLORIDA TAX FREE")
            - MASSACHUSETTS TAX FREE FUND ("MASSACHUSETTS TAX FREE")

              - NEW YORK INSURED TAX FREE FUND ("NEW YORK INSURED")
             - PENNSYLVANIA TAX FREE FUND ("PENNSYLVANIA TAX FREE")
                     KEYSTONE STATE TAX FREE FUND-SERIES II
                              ("STATE TAX FREE II")

                   STATE TAX FREE II HAS TWO EXISTING SERIES:
            - CALIFORNIA INSURED TAX FREE FUND ("CALIFORNIA INSURED")
                 - MISSOURI TAX FREE FUND ("MISSOURI TAX FREE")
                         KEYSTONE STRATEGIC INCOME FUND
                              ("STRATEGIC INCOME")
                          KEYSTONE TAX FREE INCOME FUND
                               ("TAX FREE INCOME")

                     KEYSTONE WORLD BOND FUND ("WORLD BOND")
                             200 BERKELEY STREET
                       BOSTON, MASSACHUSETTS 02116-5034
                       TELEPHONE NUMBER (617) 338-3200

                           PROXY STATEMENT FOR THE
                    JOINT SPECIAL MEETING OF SHAREHOLDERS

                        TO BE HELD ON DECEMBER 9, 1996


    The accompanying Proxy is solicited by the Board of Trustees(1) of each of the above funds (each a "Fund"), as applicable, to be used at a Joint Special Meeting and any adjournment or adjournments thereof (the "Meeting") of their shareholders. The proxy material is expected to be mailed to shareholders of all Funds, except Emerging Growth, on or about October 25, 1996, and to shareholders of Emerging Growth on or about November 4, 1996. The purpose of the Meeting is to consider proposals ("Proposals") relating to the proposed merger (the "Merger") of Keystone Investments, Inc. (the corporate parent of the Funds' investment adviser and their principal underwriter) with and into an affiliate of First Union Corporation, a multibank holding company, as described herein, as well as certain other Proposals.


    Certain terms used throughout this Proxy Statement are defined in the text. There is also a "Definitions" section at the end of this Proxy Statement.


    All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each Proposal as to which it is entitled to be voted. Abstentions do not constitute votes "for" a proposal, have the same effect as votes "against" a Proposal, and are treated as shares present at the Meeting for the purpose of determining whether a quorum is present at the Meeting. Broker non-votes (i.e., Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote each share ("Share") on a particular matter with respect to which the brokers or nominees do not have discretionary power) do not constitute votes "for" or "against" a Proposal and are disregarded for purposes of determining a quorum and for every other purpose relating to such Proposal.



----------
(1)As used in this Proxy Statement, the term "Trustee" includes each Director of Emerging Growth.

    Any shareholder may revoke his or her Proxy at any time before it is voted by (i) giving written notice of revocation to the Secretary of the Fund, (ii) properly executing and delivering a later-dated Proxy or (iii) appearing in person at the Meeting to vote his or her Shares.


    The Boards of Trustees know of no business which will be presented for consideration at the Meeting other than that set forth in Proposals 1 through 5 of the Notice of Meeting. If any other matters are properly presented, it is the intention of the persons designated as Proxies (Messrs. Bissell and Elfner and Ms. Van Antwerp) to vote such Proxies in accordance with their judgment on such matters.

    Shareholders of record of each Fund, except for Emerging Growth, at the close of business on October 18, 1996 are entitled to notice of and to vote at the Meeting. Shareholders of record of Emerging Growth at the close of business on October 28, 1996 are entitled to notice of and to vote at the Meeting. See Exhibit F for the Shares of each Fund outstanding on October 1, 1996. Each share is entitled to one vote on all matters described herein.


    FUNDS AFFECTED BY EACH PROPOSAL AND VOTES REQUIRED FOR ADOPTION OF EACH PROPOSAL

    The following sets forth the Funds for which each Proposal is being made and the shareholder votes required to adopt each Proposal:

PROPOSAL                                         AFFECTED FUNDS
--------                                         --------------

1. Election of Trustees                          All Funds

2. Approval of New Investment Advisory and       All Funds
   Management Agreement

3. Approval of New SubAdvisory                   Emerging Growth, Global
   Agreement                                     Opportunities, and Global
                                                 Resources

4. Amendment to Declaration of Trust             Global Opportunities and
                                                 Liquid Trust


5. Ratification of Selection of Accountant       Emerging Growth


ALL FUNDS:


    Approval of Proposals 2 and 3, as applicable, requires the affirmative vote of holders of (a) 67% of the Shares represented at the Meeting, if more than 50% of the Shares outstanding are represented, or (b) more than 50% of the outstanding Shares, whichever is less.

EACH FUND, EXCEPT EMERGING GROWTH,  GLOBAL OPPORTUNITIES AND LIQUID TRUST:

    Approval of Proposal 1 requires the affirmative vote of the holders of a majority of Shares represented at the Meeting, if more than 50% of the outstanding Shares are represented.

GLOBAL OPPORTUNITIES:

    Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the Shares represented at the Meeting, if more than 25% of the outstanding Shares are represented. Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding Shares.

LIQUID TRUST:

    Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the Shares represented at the Meeting, if more than 25% of the outstanding Shares are represented. Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding Shares.

EMERGING GROWTH:

    Approval of Proposals 1 and 5 require the affirmative vote of the holders of a majority of the Shares represented at the Meeting and entitled to vote, if more than one-third of the outstanding Shares are represented.

                                 INTRODUCTION

    The Proposed Merger. Keystone Investments, Inc. ("Keystone Investments") is the corporate parent of wholly-owned operating subsidiaries (which together with Keystone Investments are sometimes referred to herein as "Keystone") which include the Funds' investment adviser and manager, principal underwriter and transfer agent. Keystone has provided investment advisory and management, underwriting, distribution, administrative, transfer agency and trustee services to mutual funds and private accounts since Keystone Investment Management Company ("KIMCO"), the Funds' investment adviser, was organized in 1932. Keystone Management, Inc. ("Keystone Management") serves as investment manager of certain of the Funds. In connection with the Merger, it is proposed that all of the functions currently performed by Keystone Management for such Funds be assumed by KIMCO, as more fully described below. Keystone currently manages and advises 32 mutual funds and other clients with assets which in the aggregate total over $11 billion. Keystone Investments has entered into an Agreement and Plan of Acquisition and Merger, dated September 6, 1996, as the same may be amended from time to time (the "Merger Agreement"), with First Union Corporation ("First Union"), its wholly-owned subsidiary (except for directors' qualifying shares), First Union National Bank of North Carolina ("FUNB-NC"), and First Union Keystone, Inc. ("FKI"), a newly organized wholly-owned subsidiary of FUNB-NC. The principal offices of First Union, FUNB-NC and FKI are at One First Union Center, Charlotte, North Carolina 28288. The Merger Agreement provides for the merger (the "Merger") of Keystone Investments with and into FKI, which will then adopt the name "Keystone Investments, Inc." ("New Keystone Investments").

    First Union is a publicly owned multibank holding company registered under the federal Bank Holding Company Act of 1956, as amended. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses through offices in 38 states and four foreign countries. The Capital Management Group ("CMG") of FUNB-NC manages, advises or otherwise oversees the investment of over $34 billion in assets belonging to a wide range of institutional, trust and individual clients, including registered investment companies, or series thereof, with assets of approximately $8.1 billion. Evergreen Asset Management Corp. and Lieber & Company, wholly-owned subsidiaries of FUNB-NC, serve as investment adviser, manager, and/or subadviser to institutional, trust and individual clients, including registered investment companies, or series thereof, with assets totalling approximately $8 billion. The registered investment companies for which FUNB- NC, Evergreen Asset Management Corp. and Lieber & Company serve as manager, investment adviser and/or subadviser are referred to collectively as the "Evergreen funds."

    Evergreen Asset Management Corp. also provides administrative services to the Evergreen funds and, to the extent it is not obligated to provide such services under the investment advisory agreements into which it has entered with certain of the Evergreen funds, receives an administrative fee based on each Fund's average annual net assets. Lieber & Company, in addition to being a registered investment adviser, is a broker-dealer and member of the New York Stock Exchange, Inc., the American Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. Lieber & Company provides brokerage services to the investment companies managed by Evergreen Asset Management Corp. and to certain institutions and individuals. First Union Brokerage Services, Inc. ("FUBS"), a wholly-owned subsidiary of FUNB-NC, is a registered broker-dealer that is principally engaged in providing retail brokerage services, consistent with its federal banking authorizations. FUBS currently acts as a selected dealer for shares of the Evergreen funds and it is expected that, following the Merger, FUBS will also become a selected dealer for shares of the Funds. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing and underwriting services. First Union's banking subsidiaries, with operations in North Carolina, South Carolina, Georgia, Florida, Tennessee, Virginia, Maryland, the District of Columbia, New Jersey, Delaware, Connecticut, Pennsylvania and New York, engage in domestic retail banking, worldwide commercial banking, trust banking, investment management and other financial services and banking related activities. First Union's non-bank financial services-related subsidiaries provide many additional services, including mortgage banking, insurance, home equity lending, leasing, investment banking, insurance, and securities brokerage services.

    In the Merger, First Union will issue shares of its voting common stock ("First Union Common Stock") and options on such First Union Common Stock to the beneficial owners of all of Keystone Investments' outstanding voting common stock ("Keystone Stock") and options thereon. Substantially all of the outstanding shares of Keystone Stock and options thereon are beneficially owned by certain of Keystone's present and former officers and employees and members of their families and trusts established by them (collectively referred to herein as Management). Except for 140,042 shares held by the Keystone Investments, Inc. Savings and Investment Plan and certain unaffiliated stockholders, all of the Keystone Stock outstanding as of the date hereof is held pursuant to eight voting trust agreements ("voting trusts") for which certain of Keystone's senior officers and directors are the voting trustees. A majority of the outstanding Keystone Stock, totalling 52%, is held by seven senior officers or directors and a spouse of one such individual, and is subject to two of such voting trusts. These officers and directors, who may be deemed to control Keystone, are Messrs. George S. Bissell, Albert H. Elfner, III, Ralph J. Spuehler, Jr., Stephen J. Arpante, Philip M. Byrne, Edward F. Godfrey and Roger
T. Wickers and, together with such spouse, are referred to herein as the "Controlling Stockholders". Their address is 200 Berkeley Street, Boston, Massachusetts 02116. Each of Messrs. Bissell, Elfner, Spuehler, Godfrey and Byrne is also an "affiliated person" of Keystone Investments (as defined under the 1940 Act). The Controlling Stockholders have agreed to have their Keystone Stock voted in favor of the Merger at a Special Meeting of Stockholders of Keystone Investments to be held on December 2, 1996 and, accordingly, it is expected that the Merger Agreement will be approved at such Special Meeting.

    The Merger Agreement provides that First Union will issue in the Merger 2,912,000 shares of First Union Common Stock which, at September 6, 1996, had an aggregate value of $186,004,000. The number of shares that will ultimately be issued upon the Merger is subject to certain adjustments, including an adjustment downwards of 13.5% in the event that net redemptions of shares of the Funds and certain other Keystone funds prior to the effective date of the Merger equal or exceed in the aggregate 15% of the net asset value of the outstanding shares of such funds on September 6, 1996. In addition, in the event that the average per share market price of First Union Common Stock over a period of ten trading days ending on the day five business days prior to the Effective Date (as defined herein) declines by a certain amount determined with reference to the market prices of shares of a certain peer group of bank holding companies, Keystone Investments will have the option to terminate the Merger Agreement, subject to the right of First Union to increase the aggregate number of shares of First Union Common Stock to be issued in the Merger to compensate for such a decline in accordance with the Merger Agreement. Assuming the consummation of the Merger during the month of December, 1996 an estimated 2,523,089 shares of First Union Common Stock, having an aggregate market value as of October 16, 1996 of $171,570,052 would be issuable in exchange for all of the shares of Keystone Stock. The balance of the First Union Common Stock issuable in the Merger will be paid to assignees of Keystone TA Limited Partnership ("KTLP"), a former shareholder of Keystone Investments, which assisted current management in a leveraged buyout of Keystone Investments in 1989, pursuant to an agreement with Keystone Investments.

    Under current federal banking law, an officer or director of a bank holding company, or a subsidiary thereof, is prohibited from serving as an officer or director of an open-end investment company. Accordingly, Mr. Bissell, the current Chairman of the Funds' Boards of Trustees, who is standing for re-election to such Boards and is currently a director of Keystone Investments, will be prohibited from becoming a director of New Keystone Investments, which will be a wholly-owned subsidiary of FUNB-NC following the Merger. Mr. Bissell will receive approximately 15.97% of the shares of First Union Common Stock issued to Management. (Receipt by Mr. Bissell may include receipt by family members and trusts established by him.) Mr. Elfner, the President and a Trustee of each of the Funds, is not standing for re-election and will resign as the President of each Fund if the Merger is consummated. Mr. Elfner is a director and chief executive officer of Keystone Investments and will continue as such of New Keystone Investments following the Merger. He will receive approximately 9.77% of the shares of First Union Common Stock issued to Management. In addition to the shares of First Union Common Stock to be issued in the Merger as the consideration for the acquisition by New Keystone Investments of Keystone Investments' assets through the Merger, New Keystone Investments will, also through the Merger, assume all of Keystone Investments' liabilities as of the Effective Date, estimated at that time to be approximately $182,000,000, including senior secured notes in the amount of $145,000,000.

    The Merger is expected to become effective on December 11, 1996, or a later agreed date (the "Effective Date"), upon the satisfaction of specified terms and conditions including, among other things, receipt of all necessary regulatory approvals. Consummation of the Merger is conditioned on First Union and Keystone Investments receiving, or obtaining a waiver of the requirement to receive, all necessary approvals by governmental regulatory authorities, including approvals of the Office of the Comptroller of the Currency and the Federal Reserve Board and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Consummation of the Merger is subject to a number of additional conditions, including the approvals proposed hereby of new investment advisory and management agreements. To satisfy this condition, shareholders of Keystone funds which, in the aggregate, provided at least 90% of the management and advisory fees paid to Keystone by all of the Keystone funds for the twelve months ended August 31, 1996 must approve such proposed agreements.

    If the Merger is consummated, First Union, indirectly, and FUNB-NC, directly, will own all of the outstanding voting securities of New Keystone Investments, which in turn will own directly or indirectly all of the outstanding voting securities of the Keystone operating (and any other) subsidiaries, including the Funds' investment adviser and manager, principal underwriter, transfer agent and shareholder services provider. Such new ownership will constitute a change in the identity and control ("Change in Control") of Keystone Investments and its direct and indirect subsidiaries, which will cause the Funds' current investment advisory and management agreements, including subadvisory agreements, where applicable, and principal underwriting agreements, to terminate automatically in accordance with their terms, as required by the Investment Company Act of 1940, as amended (the "1940 Act"). Such terminations will necessitate adoption of new agreements for provision of such services. Shareholder approvals of the new investment advisory and management agreements, including new subadvisory agreements, where applicable, are proposed and described herein. Shareholder approvals of new underwriting and other agreements for distribution-related services, as described below, are not required. Such agreements have been acted upon only by each Fund's Board of Trustees, including a majority of the Independent Trustees (Trustees who are independent, i.e., not "interested persons", as defined in the 1940 Act, and who have no direct or indirect financial interest in such agreements). All new investment advisory and management agreements are proposed to be with KIMCO, which is currently the investment manager or adviser, or both, of the Keystone funds, and with the current subadvisers, where applicable. Keystone Management, which is the investment manager of some of the Funds, will not remain as such. The consolidation of all investment advisory services for the Funds under KIMCO will not involve any material changes in the services provided to Funds for which Keystone Management currently serves as manager. All of the proposed investment advisory and management agreements will, except as indicated above, be substantively identical to the existing investment advisory and management agreements. EACH FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED. (See "Advisory Fee Waivers and Expense Subsidies" below.)

    Following the consummation of the Merger, First Union does not have any current intention to make any immediate significant changes in the way that New Keystone Investments provides investment advisory and management services to the Funds. To facilitate this continuity, Keystone Investments (the obligations of which will be assumed by New Keystone Investments) has entered into employment contracts, effective as of the Effective Date, with each of three directors and executive officers of Keystone Investments (Albert H. Elfner, III, Edward F. Godfrey and Ralph J. Spuehler, Jr.). Among other things, each such employment contract provides for a payment to be made at the end of the one-, two- and/or three-year periods following the Effective Date during which Messrs. Elfner, Godfrey or Spuehler, as the case may be, remains an employee of Keystone in his present or substantially equivalent positions. Each annual payment would equal $440,000 for Mr. Elfner, $345,000 for Mr. Godfrey and $220,000 for Mr. Spuehler. Such payments would also be made under certain circumstances following termination of the employment of Messrs. Elfner, Godfrey or Spuehler, respectively, and the expiration of a one-year non-compete period following such termination. Messrs. Elfner and Godfrey are expected to continue to be actively involved in providing services to the Funds to substantially the same extent to which each has historically been involved. Mr. Spuehler is expected to be actively involved in providing transfer agency and other shareholder services to the Funds. Mr. Spuehler was the President of the Funds' transfer agent from 1987 to 1995. Under federal banking regulations, neither Mr. Elfner nor Mr. Godfrey will be able to continue as an officer of the Funds.

    If the Merger is consummated, Keystone Investment Distributors Company ("KID") (which is currently the principal underwriter of all of the Keystone funds except Keystone Institutional Adjustable Rate Fund ("Adjustable Rate") and Keystone Institutional Trust ("Institutional"), whose principal underwriter at present is Fiduciary Investment Company, Inc.) would no longer be able to act as principal underwriter of such Funds due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB-NC and their affiliates that prohibit such entities from acting as the underwriters or distributors of mutual fund shares. However KID will continue to receive compensation from such Funds or such Funds' principal underwriter in respect of underwriting and distribution services performed prior to the consummation of the Merger and, following the consummation of the Merger, is expected to be compensated by such Funds or their principal underwriter for providing certain marketing support services to such Funds or their principal underwriter. In view of the foregoing, such Funds' Boards of Trustees, as well as the Boards of Trustees of Adjustable Rate and Institutional, approved the appointment of Evergreen Funds Distributor, Inc. ("EFD"), an affiliate of Furman Selz LLC ("Furman Selz"), as principal underwriter of the Funds at their meeting held on September 5, 1996, effective upon the consummation of the Merger. At that time the Boards also approved the amendment of the existing underwriting agreements with KID to permit KID to continue to receive payments from the Funds with respect to distribution and underwriting services rendered prior to the Merger, and the entry by EFD into marketing services agreements with KID which provide for KID to furnish post-Merger marketing support and services. The address of EFD and Furman Selz is 230 Park Avenue, New York, New York. EFD is currently the principal underwriter of the Evergreen funds.

    Furman Selz, which currently acts as sub-administrator to the Evergreen Funds and which is expected to act as such for the Funds following the Merger, is a registered investment adviser and broker-dealer that provides services to a wide range of clients including investment companies, institutions and individuals. In addition, Furman Selz, either directly or through wholly-owned subsidiaries such as EFD, provides underwriting and distribution services to investment companies, including investment companies managed by banks or bank affiliates, such as FUNB-NC and Evergreen Asset Management Corp., which themselves are prohibited from acting as principal underwriters for registered investment companies. In connection with the foregoing, Furman Selz has entered into an agreement with BISYS Group, Inc. ("BISYS"), pursuant to which Furman Selz has agreed to sell to BISYS its mutual funds administration and distribution business. Pursuant to the terms of the agreement between BISYS and Furman Selz, EFD will become a wholly-owned subsidiary of BISYS. It is not expected that the acquisition of the mutual funds administration and distribution business by BISYS will affect the services provided by EFD.

    As principal underwriter of the Funds following consummation of the Merger, EFD shall: (i) make payments to securities dealers and others engaged in the sale of Shares; and (ii) make payments of principal and interest in connection with the financing of commission payments made in connection with the sale of Shares. EFD and/or KID may also do the following: (i) provide telephone facilities and shareholder services; (ii) formulate and implement marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;
(iii) prepare, print and distribute sales literature; (iv) prepare, print and distribute Prospectuses of the Funds and reports for recipients other than existing shareholders of the Funds; (v) provide to the Funds such information, analyses and opinions with respect to marketing and promotional activities as the Funds may, from time to time, reasonably request; and (vi) provide to the Funds such other marketing-related and promotional services as the Funds may, from time to time, reasonably request.

    In the case of Shares sold with a front-end sales charge, EFD may retain the difference between the current offering price of Shares, as set forth in the current Prospectus for each Fund, and their net asset value, less any reallowance that is payable in accordance with the sales charge schedule in effect at any given time with respect to the Shares. In the case of Shares of the Funds subject to a contingent deferred sales charge ("CDSC"), EFD may retain any CDSCs payable with respect to the redemption of any Shares.

    EFD will receive compensation from the Funds under the Rule 12b-1 distribution plans adopted by each of the Funds in the form of distribution fees. EFD may pay all or part of the distribution fees to KID for the marketing-related services described above. In addition, KID will continue to receive all or part of the fees payable by the Funds under the distribution plans in respect of services rendered prior to the consummation of the Merger. The annual rate of charges payable by the Funds after the Merger under the proposed distribution arrangements with EFD (including the marketing services arrangement with KID) will not be greater than the annual rate of charges currently payable by the Funds under their arrangements with KID. EFD intends to obtain financing from FUNB-NC for advanced commission payments made in connection with the sale of certain classes of Shares at market interest rates for this type of financing. EFD may sell, assign, pledge or hypothecate its rights to receive compensation as principal underwriter of the Funds in connection with the financing of such commission payments, made by EFD at the time Shares are sold, to Mutual Fund Funding 1994-1, a bankruptcy remote subsidiary of Furman Selz, or such other entity as may be created for this purpose, and Mutual Fund Funding 1994-1, or such other entity, may in turn pledge or assign such rights to FUNB-NC as lender to secure the financing of such commission payments.

    If the Merger is consummated, the Funds' transfer agent, Keystone Investor Resources Center, Inc. ("KIRC"), an indirect subsidiary of Keystone Investments, will become an indirect subsidiary of New Keystone Investments, FUNB-NC and First Union. KIRC is expected to become the transfer agent and shareholder services provider for the Evergreen funds, which will substantially increase KIRC's operations. For additional information, see the section of this Proxy Statement entitled "General Information."

    There is proposed for election as Trustees of each Fund a Board consisting of the current members of its Board, other than Albert H. Elfner, III, and eight additional members who are currently Trustees of some or all of the Evergreen funds, all as described herein. As stated previously, Mr. Elfner is the current President and a Trustee of each Fund. Because he will be a director and chief executive officer of New Keystone Investments, which will be a subsidiary of FUNB-NC and First Union if the Merger is consummated, Mr. Elfner will be prohibited by current federal banking law from holding any positions with the Keystone funds or Evergreen funds. Adoption of the Proposal to elect Trustees as herein provided is contingent on the Merger becoming effective.

    If the Merger is not consummated, the new investment advisory and management and subadvisory, where applicable, and principal underwriting and other agreements would not be entered into; the Funds' current agreements would remain in place; the election of Trustees would not be effected; and the Funds' current Trustees would continue in office. The current Trustees would, under these circumstances, take such actions, if any, as they deemed necessary. If the shareholders of any Fund do not approve the proposed new investment advisory and management agreements, but the requisite shareholder approvals of other Keystone funds sufficient to satisfy the conditions to the Merger are obtained and the Merger is consummated, KIMCO will be unable to continue serving as investment adviser (and Keystone Management as manager, to the extent applicable) of each such non-approving Fund pursuant to its existing investment advisory and/or management agreement. In that event, the Board of Trustees of each non-approving Fund, with the assistance of Keystone, will consider alternative advisory and management arrangements for each such Fund.

ADVISORY FEE WAIVERS AND EXPENSE SUBSIDIES

    As set forth in Exhibits I and J, the investment advisory fee for certain of the Funds has been waived in whole or part, and, in certain cases, Keystone may provide additional expense subsidies, to limit such Funds' respective annual expenses to the amounts specified in the Exhibits. Following the Merger, such waivers or subsidies will be continued for the minimum period of time stated in Exhibit J, or on a month-to-month basis if no minimum period is specified. While there is no current intention to eliminate or reduce such waivers or subsidies, there can be no assurance that New Keystone Investments will continue such waivers or subsidies beyond any specified minimum period or, in the case of month-to-month waivers or subsidies, beyond the month in which the Merger becomes effective.


                      1.  ELECTION OF BOARDS OF TRUSTEES

    The first Proposal is to elect each of the individuals nominated as a Trustee to hold office until his successor is elected and qualifies or until his death, retirement, resignation or removal from office. The special election is being held to add eight Trustees to the existing Boards, contingent on the consummation of the Merger. As required by current federal banking law, Albert
H. Elfner, III, who will be a director and chief executive officer of New Keystone Investments if the Merger is consummated, will not be standing for re-election and, upon consummation of the Merger, will resign as a Trustee and President of the Funds. The current Board of Trustees of each Fund, including its Independent Trustees, has nominated the individuals described below for election as Trustees. The nominees were selected by the Nominating Committees of the Boards, each of which consists only of Independent Trustees. Approval of this Proposal for Global Opportunities and Liquid Trust is subject to the approval of Proposal 4.

    It is not expected that any of the nominees will decline or become unavailable for election. In case this should happen, the discretionary power given in the Proxy may be used to vote for a substitute nominee or nominees or to fix the number of Trustees at less than nineteen. The Proxies solicited hereby cannot be voted by shareholders for persons other than the nominees named. Each nominee has consented to being named in this Proxy Statement and to serve as a Trustee if elected. The nominees for election as Trustees of each Fund and certain information about them is set forth below:


                            NOMINEES FOR TRUSTEES

NAME (AGE)
(TRUSTEE SINCE)                 PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
---------------                 -------------------------------------------

Laurence B. Ashkin (68)         Trustee of all the Evergreen funds other than
  (new)                         Evergreen Investment Trust; Real estate
                                developer and construction consultant;
                                President of Centrum Equities and Centrum
                                Properties, Inc.

Frederick Amling (69)           Trustee of the Keystone funds; Professor,
  (1993)                        Finance Department, George Washington
                                University; President, Amling & Company
                                (investment advice); Outside Director, Torray
                                Fund (mutual fund); former Member, Board of
                                Advisers, Credito Emilano (banking).

Charles A. Austin III (61)      Trustee of the Keystone funds; Investment
  (1993)                        Counselor to Appleton Partners, Inc.
                                (investment advice); former Managing Director,
                                Seaward Management Corporation (investment advice).

Foster Bam (69)                 Trustee of all the Evergreen funds other than
  (new)                         Evergreen Investment Trust; Partner in the
                                law firm of Cummings & Lockwood; Director,
                                Symmetrix, Inc. (sulphur company) and Pet
                                Practice, Inc. (veterinary services); former
                                Director, Chartwell Group Ltd. (manufacturer of office furnishings and accessories), Waste
                                Disposal Equipment Acquisition Corporation and Rehabilitation Corporation of America
                                (rehabilitation hospitals).

George S. Bissell (67)*         Chairman of the Boards of Trustees of the
  (1979)                        Keystone funds; Director, Keystone Investments;
                                Chairman of the Board and Trustee of Anatolia
                                College; Trustee of University Hospital (and
                                Chairman of its Investment Committee); former
                                Chairman of the Board and Chief Executive
                                Officer of Keystone Investments and certain other companies affiliated with Keystone
                                Investments.

Edwin D. Campbell (69)          Trustee of the Keystone funds; Principal,
  (1993)                        Padanaram Associates, Inc.; former Executive
                                Director, Coalition of Essential Schools, Brown
                                University; former Director and Executive Vice
                                President, National Alliance of Business; former
                                Vice President, Educational Testing Services;
                                former Dean, School of Business, Adelphi
                                University.

Charles F. Chapin (67)          Trustee of the Keystone funds; former Group
  (1993)                        Vice President, Textron Corp.; former
                                Director, Peoples Bank (Charlotte, N.C.).

K. Dun Gifford (57)             Trustee of the Keystone funds; Trustee,
  (1982)                        Treasurer and Chairman of the Finance
                                Committee, Cambridge College; Chairman Emeritus and Director, American Institute of Food and
                                Wine; President and Chairman, Oldways
                                Preservation and Exchange Trust (education);
                                former Chairman of the Board, Director and Executive Vice President, The London Harness Co.
                                (specialty retail stores); former Managing
                                Partner, Roscommon Capital Corp.; former Chief
                                Executive Officer, Gifford Gifts of Fine Foods;
                                former Chairman, Gifford, Drescher & Associates
                                (environmental consulting); former Director,
                                Keystone Investments and KIMCO.

James S. Howell (71)            Chairman of the Evergreen funds; former
  (new)                         Chairman of the Distribution Foundation for
                                the Carolinas; former Vice President of Lance
                                Inc. (food manufacturing).

Leroy Keith, Jr. (57)           Trustee of the Keystone funds; President and
  (1993)                        Chairman of the Board of Carson Products
                                Company; Director of Phoenix Total Return Fund and Equifax, Inc.; Trustee of Phoenix Series
                                Fund, Phoenix Multi-Portfolio Fund and the
                                Phoenix Big Edge Series Fund; former President,
                                Morehouse College.

F. Ray Keyser, Jr. (69)         Trustee of the Keystone funds; Chairman and
  (1973)                        of Counsel, Keyser, Crowley, Meub, Layden,
                                Kulig & Sullivan, P.C.; Member, Governor's (VT)
                                Council of Economic Advisers; Chairman of the
                                Board and Director, Central Vermont Public
                                Service Corporation and Lahey Hitchcock Clinic;
                                Director, Vermont Yankee Nuclear Power
                                Corporation, Grand Trunk Corporation, Grand
                                Trunk Western Railroad, Union Mutual Fire
                                Insurance Company, New England Guaranty
                                Insurance Company, Inc. and the Investment
                                Company Institute; former Director and
                                President, Associated Industries of Vermont;
                                former Governor of Vermont; former Director of Central Vermont Railway, Inc., S.K.I. Ltd., and
                                Arrow Financial Corp.; former Director and
                                Chairman of the Board, Proctor Bank and Green
                                Mountain Bank.

Gerald M. McDonnell (56)        Trustee of the Evergreen funds; Sales
  (new)                         Representative with Nucor-Yamoto, Inc. (steel
                                producer).

Thomas L. McVerry (57)          Trustee of the Evergreen funds; former Vice
  (new)                         President and Director of Rexham Corporation;
                                former Director of Carolina Cooperative
                                Federal Credit Union.

William Walt Pettit (40)        Trustee of the Evergreen funds; Partner in (new)
  (new)                         the law firm of Holcomb and Pettit, P.A.

David M. Richardson (55)        Trustee of the Keystone funds; Vice Chair and
  (1993)                        former Executive Vice President, DHR
                                International, Inc. (executive recruitment);
                                Director, Commerce and Industry Association of New Jersey, 411 International, Inc. and
                                J&M Cumming Paper Co.; former Senior Vice
                                President, Boyden International Inc.
                                (executive recruitment).

Russell A.                      Trustee of the Evergreen funds; Medical
  Salton, III MD (48)           Director, U.S. Health Care/Aetna Health
  (new)                         Services; former Managed Health Care
                                Consultant; former President, Primary
                                Physician Care.

Michael S. Scofield (53)        Trustee of the Evergreen funds; Attorney, Law
  (new)                         Offices of Michael S. Scofield.

Richard J. Shima (57)           Trustee of the Keystone funds; Executive
  (1993)                        Consultant, Drake Beam Morin, Inc. (executive
                                outplacement); Director, Connecticut Natural Gas
                                Corporation, Trust Company of Connecticut,
                                Middlesex Mutual Assurance Company, Hartford
                                Hospital, Old State House Association and
                                Enhance Financial Services, Inc.; Chairman,
                                Board of Trustees, Hartford Graduate Center;
                                Trustee, Greater Hartford YMCA; former Director,
                                Vice Chairman, and Chief Investment Officer, The
                                Travelers Corporation; former Managing Director,
                                Russell Miller, Inc. (insurance); and former
                                Director, Kingswood-Oxford School.

Andrew J. Simons (57)*          Trustee of the Keystone funds; Partner in the
  (1993)                        law firm of Farrell, Fritz, Caemmerer,
                                Cleary, Barnosky & Armentano, P.C.; Adjunct
                                Professor of Law, St. John's University;
                                Adjunct Professor of Law, Touro College
                                School of Law; former President, Nassau
                                County Bar Association.

----------
*May be considered an "interested person" within the meaning of the 1940 Act.


    If the Merger is consummated and Mr. Bissell is elected, he will be deemed an "interested person" of the Funds by virtue of his ownership of First Union Common Stock. While Mr. Simons, if elected, may be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by his law firm, Farrell, Fritz, Caemmerer, Cleary, Barnosky & Amentano, P.C., Mr. Simons is applying for an exemption from the Securities and Exchange Commission ("SEC") which would allow him to retain his status as an Independent Trustee. Such exemption, if granted, may not be granted until after the Merger is effective.


COMPENSATION OF TRUSTEES


    Trustees who are not Independent Trustees will receive no compensation from the Funds. The compensation (including all expenses incurred in connection with any meeting attended) paid by each Fund to the Trustees as a group during the Fund's most recently completed fiscal year, or fiscal period, if a full fiscal year has not been completed since a Fund's inception, as well as the annual retainer and fee per meeting currently paid to each Independent Trustee is set forth in Exhibit G to this Proxy Statement. If elected, the eight newly elected Trustees will begin receiving such amounts as of January 1, 1997, or on the Effective Date of the Merger, whichever is later.

TRUSTEES' AND COMMITTEE MEETINGS

    Prior to meetings of the shareholders at which Trustees are to be elected or if a vacancy in the Boards of Trustees occurs between such meetings, a Nominating Committee recommends candidates for nomination to the Boards of Trustees. The members of the Nominating Committee are Messrs. Campbell, Chapin, Gifford, Keith and Keyser. The Nominating Committee's recommendations for nominees for election as Independent Trustees are voted on by the Independent Trustees. The Funds currently have no procedure to consider persons recommended by shareholders for nomination to the Boards.

    Messrs. Amling, Austin, Richardson, Shima and Simons represent the Funds on the Audit Committee. The Audit Committee reviews the services performed by KPMG Peat Marwick, the independent public accountant for each of the Keystone funds.

    Each of the Trustees attended at least 75% of the total number of meetings of the Board of Trustees and applicable Committees of each Fund during its most recently completed fiscal year, or fiscal period, if a full fiscal year has not been completed since a Fund's inception.

    Exhibit H contains information about the number of Board of Trustees, Nominating Committee and Audit Committee meetings held by each Fund during its most recently completed fiscal year, or fiscal period, if a full fiscal year has not been completed since a Fund's inception.

    After the consummation of the Merger, an Advisory Committee consisting of Messrs. Keyser and Shima will be established to assist the Boards of Trustees of the Evergreen funds. Messrs. Keyser and Shima will be paid an annual retainer and a fee per meeting for their services to the Advisory Committee.


OFFICERS OF THE FUNDS AND KIMCO

    The executive officers of the Funds are directors, officers or employees of KIMCO. As required by current federal banking law, following consummation of the Merger, officers and/or employees of Keystone will no longer be permitted to serve as officers of the Funds. Instead, such officers are expected to be provided by Furman Selz. The current executive officers of the Funds, their ages, and the period for which each executive officer has served, are (and are expected to continue until consummation of the Merger to be): George S. Bissell (age 67), Chairman of the Board since 1979 and former Chief Executive Officer; Albert H. Elfner, III (age 52), President and Chief Executive Officer since 1994; and James R. McCall (age 51), Senior Vice President since 1993. Each of the executive officers has been a director, officer or employee of KIMCO or its affiliates for at least five years.


    If the Merger is consummated, the executive officers of each Fund will be John Pileggi (age 36), President and Treasurer and George O. Martinez (age 36), Secretary. Messrs. Pileggi and Martinez have been officers or employees of Furman Selz for at least five years.


    The executive officers and directors of KIMCO, who are expected to continue to be such, or who are expected to be elected if the Merger is consummated, are:


  Albert H. Elfner, III             Chairman and Chief Executive Officer
  James R. McCall                   President
  Edward F. Godfrey                 Senior Vice President, Chief Financial
                                      Officer and Treasurer
  Philip M. Byrne                   Senior Vice President
  Rosemary D. Van Antwerp           Senior Vice President, General Counsel
                                      and Secretary
  Donald McMullen                   Director
  William M. Ennis II               Director
  Barbara J. Colvin                 Director

    The address of each of the persons referred to above except Messrs. McMullen and Ennis and Ms. Colvin is 200 Berkeley Street, Boston,
Massachusetts 02116-5034. The address of Messrs. McMullen and Ennis and Ms. Colvin is 301 South College Street, Charlotte, North Carolina 23288-0630.


RECOMMENDATION OF THE TRUSTEES

    The Board of Trustees of each Fund, including its Independent Trustees, recommends that the shareholders vote FOR the election of each Trustee.

              2. APPROVAL OF MANAGEMENT AND ADVISORY AGREEMENTS

BACKGROUND OF PROPOSAL

    KIMCO is the investment adviser or manager, or both, of the Funds. Keystone Management is the investment manager of certain Funds for which KIMCO is only the investment adviser. If the Merger is consummated, only KIMCO will be the investment adviser and manager of all of the Funds, and Keystone Management will cease to have any such function. KIMCO is a wholly-owned subsidiary of Keystone Investments.


    If the Merger is consummated, the Change in Control described in the "Introduction" above will automatically terminate the Funds' investment advisory and management agreements and subadvisory agreements, where applicable, in accordance with their terms, as required by the 1940 Act. The new investment advisory and management agreements and subadvisory agreements, where applicable, of each Fund proposed hereby for approval by the Funds' shareholders will be substantively identical to each Fund's existing agreements. EACH FUND'S ADVISORY FEE RATE WILL REMAIN UNCHANGED. (See "Advisory Fee Waivers and Expense Subsidies.") Such approvals by shareholders of Keystone funds which in the aggregate provided at least 90% of the advisory and management fees paid to Keystone by such Keystone funds for the twelve months ended August 31, 1996 is a condition of the consummation of the Merger.


TERMS OF ADVISORY AND MANAGEMENT AGREEMENTS

    Pursuant to each Fund's proposed advisory and management agreement, KIMCO will act as investment adviser and manager to each Fund, except where a subadviser is employed as adviser.


    The investment advisory and management agreement of each Fund currently requires, and each proposed agreement will require, KIMCO to manage and administer the operation of such Fund, and to manage the investment and reinvestment of such Fund's assets in conformity with such Fund's investment objectives and restrictions, subject to the supervision of the Trustees of the Fund, as well as to provide office space, all necessary office facilities, equipment and personnel in connection with its services under the investment advisory and management agreement, and all other expenses of KIMCO incurred in connection with the investment advisory and management services provided. All charges and expenses, other than those specifically referred to as being borne by its investment manager and adviser, are currently, and will continue to be, paid by each Fund, including, but not limited to, custodian charges and expenses, bookkeeping and auditors' charges and expenses, transfer agent charges and expenses, fees of Independent Trustees, brokerage commissions, brokerage fees and expenses, issue and transfer taxes, costs and expenses under distribution plans, interest, taxes and corporate fees payable to governmental agencies, the cost of share certificates, fees and expenses of the registration and qualification of the Fund and its Shares with the SEC or under state or other securities laws, expenses of preparing, printing and mailing of prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund, expenses of shareholders' and Trustees' meetings, charges and expenses of legal counsel for the Fund and for the Trustees of the Fund, charges and expenses of filing annual and other reports with the SEC and other authorities, and all extraordinary charges and expenses of the Fund.

    The form of proposed investment advisory and management agreement for each Fund, except Emerging Growth, is attached hereto as Exhibit A. Appendix I to Exhibit A contains each such Fund's advisory fee schedule.

    Each Fund's current and proposed investment advisory and management agreement, except as stated below, provides that KIMCO shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from KIMCO's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, and that each Fund will indemnify KIMCO against liabilities, losses and expenses incurred in connection with all liabilities, except those stated above and liabilities involving breach of KIMCO's fiduciary duties in respect of receipt of compensation for its services. As is the case with its current agreement, the proposed agreement for Emerging Growth, which is included in Exhibit B hereto, does not provide for such indemnification by Emerging Growth although such agreement contains the same limit on liabilities of KIMCO.

    If approved by the shareholders of each Fund, the proposed investment advisory and management agreement, and subadvisory agreement, where applicable, for such Fund will continue in effect until two years from its effective date (the Effective Date of the Merger), and, thereafter, will continue from year to year, subject to termination as hereafter described, if approved annually by the shareholders or Board of Trustees of such Fund, and, in either case, by a majority of the Independent Trustees by vote in person at a meeting called for such purpose, all as required by the 1940 Act. Each such agreement must also provide that it will automatically terminate upon any "assignment" of the agreement, which term includes, as is the case with the current agreements if the Merger is consummated, a change in control of a Fund's investment adviser and manager, or subadviser, where applicable. The terms of the proposed agreements being submitted to shareholders and the execution of such agreements upon consummation of the Merger were approved unanimously by all of the Trustees of each Fund at meetings called for such purpose on September 5, 1996 or September 18, 1996.


    Subadvisers may be appointed pursuant to provisions therefor in advisory and management agreements which permit delegation by the adviser and manager of substantially all or any part of the functions of the adviser and manager at the expense of the adviser and manager by agreement with a subadviser. Such agreement must have the same approvals of Fund shareholders and Trustees and the same continuation and termination provisions as are required for the primary advisory and management agreements. The proposed subadvisory agreements are substantively identical to the current subadvisory agreements. The terms of the proposed subadvisory agreements for Emerging Growth, Global Opportunities and Global Resources are described in Proposal 3.


    As of September 30, 1996, KIMCO served as investment adviser to the Keystone funds listed in Exhibit I, whose investment objectives are substantially similar to each other.

    If the Merger is consummated, Furman Selz, which is not affiliated with First Union, will provide personnel and certain administrative services to the Funds pursuant to a sub-administration agreement under which it will receive from KIMCO a fee at the maximum annual rate of 1/100th of 1% of the average daily net asset value of each Fund's total assets. The terms of such sub-administration agreement have been approved by the Funds' Boards of Trustees. As stated above, Furman Selz has agreed to sell its mutual funds administration and distribution business to BISYS. Upon the consummation of this transaction, BISYS will act as sub-administrator pursuant to an identical agreement (see page 13). EFD, currently a subsidiary of Furman Selz, will be the Funds' new principal underwriter.

    Exhibit J shows the amounts of compensation received by KIMCO and other affiliates of KIMCO for the most recently completed fiscal year, or fiscal period, if a full fiscal year has not been completed since the Fund's inception, pursuant to its investment advisory and/or management agreements. Exhibit K shows the amounts paid to KID for the most recently completed fiscal year, or fiscal period, if a full fiscal year has not been completed since the Fund's inception, for its principal underwriting and distribution services to each Fund.

CONSIDERATIONS OF THE TRUSTEES

    In considering the terms of the new investment advisory and management agreements, together with the changes to other contracts for services described above and approved by the Trustees, the Trustees of each Fund concluded that the Merger should result in substantial contributions to the operations of the Funds in four major areas consisting of: (i) investment advisory services; (ii) sales of Fund Shares; (iii) management efficiencies and economies of scale; and (iv) transfer agency and shareholder services and exchange options, some of which contributions are substantially interdependent.

    The Trustees, after examining relevant materials furnished to them by First Union, Keystone and Furman Selz and attending meetings with executives and employees of First Union and its subsidiaries, Furman Selz and EFD and the Trustees of the Evergreen funds, determined that these expected contributions would be largely due to First Union's financial strength, investment advisory asset base and mutual funds under management, personnel base, transfer agency and shareholder services requirements, marketing capability and ability to make available additional choices of funds for exchange or purchase by Keystone fund shareholders. A description of certain ways in which some of these attributes of First Union are expected to contribute to Keystone's operations in the best interests of Funds and their shareholders follows:

    Investment Advisory Services -- The Trustees expect that the increased financial strength and stability of the investment adviser after the Merger would be likely to: (a) enhance the investment adviser's ability to attract and retain desirable advisory and other management personnel; (b) create opportunities for augmenting the technological and other support infrastructure available for portfolio management and administrative services; and (c) provide the investment adviser with access to research and other resources of the investment management personnel of First Union and its affiliates. The Trustees concluded that the foregoing potential benefits, considered together with the fact that no increase in the rate of investment management and advisory fees to be charged to the Funds was planned or contemplated, would be in the best interest of the Funds and their shareholders.

    Sales of Shares -- The Trustees concluded that (a) the proposed new distribution arrangements, which include intended use of First Union's retail brokerage affiliate to make Shares of the Funds available to purchasers; and (b) the increased likelihood that major broker-dealers would choose to make Shares of the Funds available, in view of the expected greater asset base and additional exchange options to their clients that would result from the Merger, could lead to a significant increase in sales of Shares and therefore in asset levels.

    Management Efficiencies and Economies of Scale -- The Trustees also concluded that the Merger could result in greater economies of scale for the Funds in the event Fund assets increase substantially as a result of increased sales, as described above. They noted that any increases in asset levels would result in the fixed costs of the Funds being spread over a larger number of Shares and that a reduction in such costs on a per-share basis could be realized depending on the magnitude of post-merger increases in asset levels relative to current net assets of a particular Fund. They also considered that if sales were increased, the resulting cash flow would permit portfolio management personnel to increase the size of existing portfolios and to avoid some of the costs associated with the untimely sales of securities to meet redemptions.

    Transfer Agency, Shareholder Services and Exchange Options -- The Trustees considered that the addition of the Evergreen funds to the family of funds served by KIRC will enable it to enjoy economies of scale that could lead to enhanced services to the Funds and that such economies of scale could possibly result in a reduction of, and reduce the necessity for, increases in transfer agency expenses for the Funds. The Trustees also concluded that the exchange options that the First Union affiliation would eventually provide to Fund shareholders would be a significant benefit.

    The parties to the Merger Agreement have each agreed for a period of three years following the Effective Date to use their reasonable best efforts to assure compliance with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company may receive a benefit in connection with a sale of any interest in such adviser which results in an assignment of an investment advisory contract so long as the following two conditions are satisfied: (i) for a period of three years after such assignment, at least 75% of the Board of Trustees of the investment company cannot be "interested persons," as defined in the 1940 Act, (i.e., must be Independent Trustees) of the new investment adviser or its predecessor; and (ii) no "unfair burden" (as defined in the 1940 Act) is imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

RECOMMENDATION OF TRUSTEES

    The Board of Trustees of each Fund, including its Independent Trustees, recommends that the shareholders vote FOR approval of each proposed investment management and advisory agreement.


                    3.  APPROVAL OF SUBADVISORY AGREEMENTS
                  FOR EMERGING GROWTH, GLOBAL OPPORTUNITIES
                             AND GLOBAL RESOURCES

    As discussed above, the Change in Control of Keystone Investments would automatically terminate the subadvisory agreements for Emerging Growth, Global Opportunities and Global Resources in accordance with their terms and as required by the 1940 Act. The new subadvisory agreement for each Fund will be substantially identical to the existing subadvisory agreement for each Fund.


    Pursuant to each proposed subadvisory agreement, KIMCO delegates its investment advisory functions under each Fund's proposed advisory and management agreement to the subadviser, except that in the case of Global Opportunities these delegated functions are limited to the Fund's non-North American portfolio and to recommending to KIMCO (but not deciding) the portions of that portfolio to be held invested or uninvested from time to time.

    Exhibit L shows the amounts of compensation received by each such Fund's subadvisor for each such Fund's most recent fiscal year pursuant to its subadvisory agreement.

    For more detailed information concerning the subadvisers, see the section entitled "SubAdvisers" below. The proposed subadvisory agreements for Emerging Growth, Global Opportunities and Global Resources are attached to this Proxy Statement as Exhibits C, D and E, respectively.

RECOMMENDATION OF THE TRUSTEES

    The Board of Trustees of each of Emerging Growth, Global Opportunities and Global Resources, including the Independent Trustees, recommends that the shareholders vote FOR the proposed subadvisory agreements.

                  4.  AMENDMENT TO DECLARATIONS OF TRUST OF
              GLOBAL OPPORTUNITIES AND LIQUID TRUST TO INCREASE
                            THE NUMBER OF TRUSTEES

    Article IV, Section 4 of the Declaration of Trust of each of Global Opportunities and Liquid Trust provides that the Board of Trustees shall consist of no less than three Trustees and no more than fifteen Trustees. Consequently, the proposed election of Trustees described in Proposal 1 requires the amendment of each Declaration of Trust by the shareholders. The Boards of Trustees of most of the Keystone funds have the authority to fix the number of Trustees from time to time, without the need for shareholder approval and the attendant costs of a shareholder meeting. It is therefore proposed that the Declaration of Trust of each of Global Opportunities and Liquid Trust be amended by substituting for the first sentence of Section 4 of Article IV, the following sentence:


    "Number of Trustees. The number of Trustees serving shall be such number as shall be fixed from time to time by action of a majority of the Trustees."

    The Boards of Trustees can then take action to increase the number of Trustees.


RECOMMENDATION OF THE TRUSTEES

    The Board of Trustees of each of Global Opportunities and Liquid Trust, including the Independent Trustees, recommends that the shareholders vote FOR approval of the amendment to the Declaration of Trust of Global Opportunities and Liquid Trust.

             5.  RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC
                        ACCOUNTANT FOR EMERGING GROWTH
                         FOR ITS CURRENT FISCAL YEAR

    The audit services expected to be provided by KPMG Peat Marwick for the current fiscal year include work in connection with the expression of an opinion on the annual financial statements of Emerging Growth and review of the Fund's Annual Report to shareholders and its filings with the SEC. During its most recent fiscal year Emerging Growth paid KPMG Peat Marwick $51,373 for its services.

    A representative of KPMG Peat Marwick is expected to attend the Meeting and will be given an opportunity to make a statement and respond to appropriate questions from shareholders.

RECOMMENDATION OF THE DIRECTORS

    The Board of Directors of Emerging Growth, including the Independent Directors, recommends that the shareholders of Emerging Growth vote FOR the ratification of the selection of KPMG Peat Marwick as independent public accountant for Emerging Growth.

                                 SUBADVISORS

J. M. HARTWELL LIMITED PARTNERSHIP

    J. M. Hartwell Limited Partnership ("J.M. Hartwell"), the subadviser to Emerging Growth, is a registered investment adviser which was formed on May 2, 1994 in Delaware to provide investment advice to mutual funds and other clients.

    J. M. Hartwell is owned as follows:

  NAME                                         PERCENTAGE OWNERSHIP
  ----                                         --------------------
  JMH Management Corporation                          68.00%
  (The sole general partner)

  Millwill Corporation, which is owned                15.35%
  by William C. Miller, IV
  Affiliated Managers Group, Inc.                      8.75%

  Boulderwood Corp.                                    5.27%

  B. Nicholson Corp.                                   2.63%
                                                       -----
                                                        100%

    Affiliated Managers Group, Inc. owns 80% of the outstanding stock of JMH Management Corporation and thus controls J. M. Hartwell because of JMH Management Corporation's status as sole general partner of J. M. Hartwell.

    Mr. William C. Miller, IV, is the President and only executive officer of
J. M. Hartwell and also owns the remaining 20% of the outstanding stock of JMH Management Corporation. The address of J. M. Hartwell and Mr. Miller is 515 Madison Avenue, New York, New York 10022.

CREDIT LYONNAIS INTERNATIONAL ASSET MANAGEMENT, NORTH AMERICA
    Credit Lyonnais International Asset Management, North America ("Credit Lyonnais, N.A."), the subadviser to Global Opportunities, is a registered investment adviser which was formed in Dublin, Ireland on April 23, 1991 to provide investment advice to clients in North America. It is an indirect wholly-owned subsidiary of Credit Lyonnais, a financial institution with assets of approximately $300 billion and over 500 branches in 70 countries. Credit Lyonnais, N.A. is affiliated with the investment management division of Credit Lyonnais, which manages assets in excess of $70 billion. The sole shareholder of Credit Lyonnais is the Republic of France.

    The names, addresses and principal occupations of the chief executive officers and each director of Credit Lyonnais, N.A. are:

NAME AND ADDRESS                       PRINCIPAL OCCUPATION
----------------                       --------------------
Norman Steinberg                       Senior Vice President
50 Rowes Wharf, Suite 420
Boston, Massachusetts 02110

Jacques Dalloz                         Senior Vice President and Director
168, rue de Rivoli
Paris, France


Jean Francois Baume                    Chief Investment Officer and Director
168, rue de Rivoli
Paris, France

Maurice Monbaron                       Manager and Director
Place Belaire
Geneva 11, Switzerland


EQUITILINK INTERNATIONAL MANAGEMENT LIMITED
    EquitiLink International Management Limited ("EquitiLink"), the subadviser to Global Resources, is a registered investment adviser which was formed in Jersey, Channel Islands on October 15, 1985 to provide investment advice to registered investment companies.

    The owners of EquitiLink and their percentages of ownership are as follows:

NAME AND ADDRESS                                     PERCENTAGE OWNERSHIP
----------------                                     --------------------

Nathan Spatt                                                 4.61%
1 Transvaal Avenue
Double Bay NSW 2028 Australia


Laurence Freedman                                           40.54%
190 George Street
Sydney NSW 2000 Australia

Brian Sherman                                               40.54%
190 George Street
Sydney NSW 2000 Australia

Michael Gleeson-White                                        4.51%
9a Wellington Street
Woollahra NSW 2025 Australia

Roy Randall                                                  3.72%
19 Martin Place
Sydney NSW 2000 Australia

Julian Block                                                 2.94%
19 Martin Place
Sydney NSW 2000 Australia

Martin Bloom                                                 1.57%
1 Market Street
Sydney NSW 2000 Australia

David Manor                                                  1.18%
190 George Street
Sydney NSW 2000 Australia

David Bruce                                                  0.39%
190 George Street
Sydney NSW 2000 Australia
                                                           -------
                                                              100%


    The names, addresses and principal occupations of the chief executive officer and each director of EquitiLink are:

NAME AND ADDRESS

(TITLE)                                                 PRINCIPAL OCCUPATION

-------                                                 --------------------

Roger C. Maddock                                        Chairman and Managing Director,
Union House, Union Street                               EquitiLink
St. Helier, Jersey, Channel Islands
(Chairman and Managing Director)


Laurence S. Freedman                                    Joint Managing Director,
190 George Street                                       EquitiLink Limited and
Sydney NSW 2000 Australia                               EquitiLink Australia Limited
(Non-Executive Director)


Brian M. Sherman                                        Chairman and Joint Managing
190 George Street                                       Director, EquitiLink Limited;
Sydney NSW 2000 Australia                               Joint Managing Director,
(Non-Executive Director)                                EquitiLink Australia Limited

David Manor                                             Executive Director, EquitiLink
190 George Street                                       Limited and EquitiLink
Sydney NSW 2000 Australia                               Australia Limited
(Non-Executive Director)

Richard P. Strickler                                    Senior Vice President, EquitiLink
45 Broadway                                             U.S.A.
New York, NY 10006
(Non-Executive Director)

Henry Lipworth                                          Director, EquitiLink
26 Belsize Lane
London NW3 SAB
UK
(Non-Executive Director)

Simon Brewer                                            Director, EquitiLink
Union House, Union Street
St. Helier, Jersey
Channel Islands
(Director)

                             GENERAL INFORMATION

CERTAIN BROKERAGE

    Pursuant to principal underwriting agreements with certain Keystone funds, Kokusai Securities Co., Ltd. ("Kokusai") and Nomura Securities Co., Ltd. ("Nomura"), each acts as principal underwriter for the sale of Shares of such Funds in Japan.

    Exhibit M contains the total of brokerage commissions paid, the total amount of brokerage commissions paid to Kokusai and Nomura and the percentage of aggregate brokerage commissions paid to Kokusai and Nomura by each Fund in the Keystone America Family during its most recently completed fiscal year, or fiscal period, if a full fiscal year has not been completed since a Fund's inception.


TRANSFER AGENCY AGREEMENTS

    KIRC is the transfer agent of the Shares of each Fund and performs transfer agency, recordkeeping, dividend disbursing and other related services for each Fund.


    Exhibit N to this Proxy Statement contains a schedule of fees for such services paid by each Fund for its most recently completed fiscal year, or fiscal period, if a full fiscal year has not been completed since a Fund's inception.


OTHER SERVICES PROVIDED TO THE FUNDS BY KIMCO


    The Fund Administration Department of Keystone Investments provides accounting and bookkeeping services to each of the Funds. Exhibit N of this Proxy Statement contains a schedule of fees paid by each Fund to the Fund Administration Department of Keystone Investments for such services for its most recently completed fiscal year, or fiscal period, if a full fiscal year has not been completed since a Fund's inception.


                            ADDITIONAL INFORMATION

PAYMENT OF EXPENSES


    Each Fund will pay its proportionate share of expenses of the preparation, printing and mailing to its shareholders of the Proxy, accompanying Notice of Meeting and this Proxy Statement and any supplementary solicitation of its shareholders.


SUPPLEMENTARY SOLICITATION

    Supplementary solicitation for each Fund may be made by mail, telephone, telegraph or personal interview by officers of the Funds, by officers or employees of KIRC, KIMCO, Keystone Investments, First Union or their subsidiaries, or by securities dealers through whom Shares have been sold.


    The Funds may also retain First Data Corp. Investors Services Group ("First Data") to assist in the Proxy solicitation process, and may contact certain shareholders of the Funds by telephone. Shareholders of certain Funds that are contacted by KIRC or First Data may be asked to cast their votes by telephonic Proxy. Such Proxies will be recorded in accordance with the procedures set forth below. The Funds believe these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. KIRC expects to receive opinions of counsel which address the validity, under the applicable laws of the Commonwealths of Massachusetts and Pennsylvania, of proxies given orally by shareholders of each Fund other than Emerging Growth. Such opinions are expected to conclude that a court of Massachusetts or Pennsylvania would find that there is no Massachusetts or Pennsylvania law or public policy, as applicable, against the acceptance of proxies signed by an orally-authorized agent.

    In all cases where a telephonic Proxy is solicited, a representative of KIRC or First Data ("representative") will ask for the shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of Shares owned. If the information solicited agrees with KIRC's information or the information provided to First Data by KIRC, then the representative will explain the process, read the Proposals listed on the Proxy and ask for the shareholder's instructions on each Proposal. The representative, although he or she will answer questions about the process, will not recommend to the shareholder how to vote, other than to read any recommendations set forth in this Proxy Statement. Within 24 hours, KIRC will send the shareholder a letter or mailgram to confirm the shareholder's vote and to ask the shareholder to call KIRC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

    If the shareholder wishes to participate in the Meeting, but does not wish to give his/her Proxy by telephone, he/she may still submit the Proxy included with this Proxy Statement or attend the Meeting in person. Any Proxy given by the shareholder, whether in writing or by telephone, is revocable.

    It is expected that the cost of retaining First Data to assist in the Proxy solicitation process will not exceed $20,000, which cost will be allocated among the Funds pro rata based on their respective net assets.

SUBSTANTIAL SHAREHOLDERS

    Exhibit O contains information about the beneficial ownership by shareholders of 5% or more of each Fund's outstanding Shares as of September 30, 1996.

    On that date, the Trustees, nominees for Trustee and executive officers as a group, "beneficially owned" less than 1% of each Fund's outstanding Shares, except that Mr. Bissell owned 22,302 Shares (18.2%) of Emerging Markets.


    The term "beneficial ownership" is as defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based on statements furnished to each Fund by the existing Trustees, officers of such Fund, nominees for Trustees and/or on records of KIRC.

SHAREHOLDER PROPOSALS


    Except for Emerging Growth, no Fund is required or intends to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. The next meeting of the shareholders of each Fund will be held at such time as the Board of Trustees may determine or at such time as may be legally required. Proposals of shareholders intended to be presented at a Fund's next meeting must be received by the Fund for inclusion in the Fund's Proxy Statement and Proxy within a reasonable time before the meeting.


    It is suggested that shareholders submit their proposals by Certified Mail - Return Receipt Requested. The SEC has adopted certain requirements which apply to any proposals of shareholders.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

    EACH OF THE FUNDS WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO A SHAREHOLDER OF THE FUND UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO KIRC AT 200 BERKELEY STREET, BOSTON, MASSACHUSETTS 02116-5034 or
(800) 343-2898.


                CERTAIN DEFINITIONS USED IN THIS PROXY STATEMENT

"12b-1 Plan(s)"          The Distribution Plans adopted by the Funds pursuant
                         to Rule 12b-1 issued under the 1940 Act.

"1933 Act"               The Securities Act of 1933, as amended.

"1934 Act"               The Securities Exchange Act of 1934, as amended.

"1940 Act"               The Investment Company Act of 1940, as amended.

"Board(s) of             The Boards of Trustees or Directors of the Funds.
  Trustees"

"FKI" First Union Keystone, Inc., One First Union Center, Charlotte, North Carolina 28288. Upon the effectiveness of the Merger, FKI will become the successor to Keystone Investments and will be renamed "Keystone Investments, Inc."

"First Union"            First Union Corporation, One First Union Center,
                         Charlotte, North Carolina 28288. First Union owns all of the outstanding shares of FUNB-NC (except for directors' qualifying shares).

"FUNB-NC"                First Union National Bank of North Carolina, One
                         First Union Center, Charlotte, North Carolina 28288.

"Furman Selz"            Furman Selz LLC, 230 Park Avenue, New York, New
                         York 10169. If the Merger occurs, Furman Selz will provide certain personnel and administrative services to the Funds.

"Independent             Those Trustees or Directors of the Funds who are not
  Trustees"              "interested persons" of the Funds as defined in the
                         1940 Act and who have no direct or indirect financial interest in the operation of a 12b-1 Plan or in any agreements related to the Plan.

"KID" Keystone Investment Distributors Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a wholly-owned subsidiary of KIMCO. KID is the principal underwriter of the Funds and of other Keystone funds.

"KIMCO" Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034, a wholly-owned subsidiary of Keystone Investments, Inc. and the investment adviser of each of the Funds, except where a subadviser is employed.

"Keystone                Keystone Investments, Inc., 200 Berkeley Street,
  Investments"           Boston, Massachusetts 02116-5034, which owns all of
                         the outstanding shares of KIMCO. Keystone Investments is predominantly owned by current and former employees of Keystone Investments and its affiliates, their family members and their trusts.

"KPMG Peat               KPMG Peat Marwick LLP, independent public
  Marwick"               accountant. KPMG Peat Marwick is the independent
                         public accountant for each of the Keystone funds, First
                         Union and certain mutual funds managed or advised by subsidiaries of First Union.

"Merger                  Agreement and Plan of Acquisition and Merger, dated
  Agreement"             September 6, 1996, by and among First Union, FUNB-
                         NC, FKI, Inc., and Keystone Investments, as amended from time to time.

"Merger" The proposed merger of Keystone Investments with and into an affiliate of First Union pursuant to the Merger Agreement.

"mutual fund"            An open-end management investment company registered
                         under the 1940 Act.

                                                              October 21, 1996

                                                                     EXHIBIT A


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


    AGREEMENT made the      day of             , by and between [FUND], a
Massachusetts business trust (the "Fund"), and KEYSTONE INVESTMENT MANAGEMENT COMPANY, a Delaware corporation (the "Adviser").


    WHEREAS, the Fund and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Fund.

    THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Fund and the Adviser agree as follows:

    1. The Fund hereby employs the Adviser to manage and administer the operation of the Fund, to supervise the provision of services to the Fund by others, and to manage the investment and reinvestment of the assets of the Fund in conformity with the Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Fund, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act") provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

    3. The Adviser, at its own expense, shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Fund, for members of the Adviser's organization to serve without salaries from the Fund as officers or, as may be agreed from time to time, as agents of the Fund. The Adviser assumes and shall pay or reimburse the Fund for: (1) the compensation (if any) of the Trustees of the Fund who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Fund as such, and (2) all expenses of the Adviser incurred in connection with its services hereunder. The Fund assumes and shall pay all other expenses of the Fund, including, without limitation: (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property; (2) all charges and expenses for bookkeeping and auditors;
(3) all charges and expenses of any transfer agents and registrars appointed by the Fund; (4) all fees of all Trustees of the Fund who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser; (5) all brokers' fees, expenses and commissions and issue and transfer taxes chargeable to the Fund in connection with transactions involving securities and other property to which the Fund is a party; (6) all costs and expenses of distribution of its shares incurred pursuant to a Plan of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"); (7) all taxes and trust fees payable by the Fund to Federal, state or other governmental agencies; (8) all costs of certificates representing shares of the Fund; (9) all fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying its shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses and statements of additional information for filing with the Commission and other authorities; (10) expenses of preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; (11) all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing notices, reports and proxy materials to shareholders of the Fund; (12) all charges and expenses of legal counsel for the Fund and for Trustees of the Fund in connection with legal matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's existence, trust and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state and other laws, issues of securities, expenses which the Fund has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Fund, its Trustees, officers, employees or agents; (13) all charges and expenses of filing annual and other reports with the Commission and other authorities; and
(14) all extraordinary expenses and charges of the Fund. In the event that the Adviser provides any of these services or pays any of these expenses, the Fund will promptly reimburse the Adviser therefor.


    The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

    4. As compensation for the Adviser's services to the Fund during the period of this Agreement, the Fund will pay to the Adviser a fee at the annual rate of:

    For each Fund's Advisory Fee Schedule see Appendix I attached hereto.

    5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Fund all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations and duties hereunder.

    6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it. The Fund agrees to indemnify and hold the Adviser harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the 1934 Act, the 1940 Act, and any state and foreign securities and blue sky laws, as amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from any action or thing which the Adviser takes or does or omits to take or do hereunder provided that the Adviser shall not be indemnified against any liability to the Fund or to its shareholders (or any expenses incident to such liability) arising out of a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under this Agreement.

    7. The Fund shall cause its books and accounts to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to the Fund.


    8. Subject to and in accordance with the Declaration of Trust of the Fund, the Articles of Incorporation of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Fund or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Keystone Investments, Inc. or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Keystone Investments, Inc. are or may be interested in the Fund or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Fund or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by said Declaration of Trust of the Fund, Articles of Incorporation of the Adviser and governing documents of any SubAdviser.

    9. This Agreement shall continue in effect after [                       ]
only so long as (1) such continuance is specifically approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and (2) such renewal has been approved by the vote of a majority of Trustees of the Fund who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.


    10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund; and on sixty days' written notice to the Fund, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

    11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Fund shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Fund and by the vote of a majority of Trustees of the Fund who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities of the Fund" shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

    12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

    13. The provisions of this Agreement shall be governed, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                [FUND]


                By: ----------------------------------------------------------
                    Title:

                KEYSTONE INVESTMENT MANAGEMENT
                  COMPANY


                By: ----------------------------------------------------------
                    Title:

                                                       APPENDIX I TO EXHIBIT A


FOR BALANCED FUND AND TOTAL RETURN:
                                                       AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                         OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------
               1.5% of gross dividend and interest income plus

0.60% of the first                                      $100,000,000, plus
0.55% of the next                                       $100,000,000, plus
0.50% of the next                                       $100,000,000, plus
0.45% of the next                                       $100,000,000, plus
0.40% of the next                                       $100,000,000, plus
0.35% of the next                                       $500,000,000, plus
0.30% of amounts over                                   $1,000,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.


FOR CAPITAL PRESERVATION AND INCOME:
                                                       AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                         OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------
               2.0% of gross dividend and interest income plus
0.50% of the first                                      $100,000,000, plus
0.45% of the next                                       $100,000,000, plus
0.40% of the next                                       $100,000,000, plus
0.35% of the next                                       $100,000,000, plus
0.30% of the next                                       $100,000,000, plus
0.25% of amounts over                                   $500,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.


FOR EMERGING MARKETS:
                                                       AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                         OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------
1.25% of the first                                      $250,000,000, plus
1.00% of amounts over                                   $250,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR FUND OF THE AMERICAS:
                                                       AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                         OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------
0.75% of the first                                      $200,000,000, plus
0.65% of the next                                       $200,000,000, plus
0.55% of the next                                       $200,000,000, plus
0.45% of amounts over                                   $600,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR GLOBAL OPPORTUNITIES:
                                                       AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                         OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------
1.00% of the first                                      $200,000,000, plus
0.95% of the next                                       $200,000,000, plus
0.85% of the next                                       $200,000,000, plus
0.75% of amounts over                                   $600,000,000.
--------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR GLOBAL RESOURCES:


The Fund will pay to the Adviser a fee at the annual rate of 1.00% of the aggregate net asset value of shares of the Fund.


FOR GOVERNMENT SECURITIES, INTERMEDIATE TERM,
STRATEGIC INCOME, AND TAX FREE INCOME:
                                                     AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                       OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------
               2.0% of gross dividend and interest income plus
0.50% of the first                                   $100,000,000, plus
0.45% of the next                                    $100,000,000, plus
0.40% of the next                                    $100,000,000, plus
0.35% of the next                                    $100,000,000, plus
0.30% of the next                                    $100,000,000, plus
0.25% of amounts over                                $500,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR LIQUID TRUST:
                                                      AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                        OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------

0.50% of the first                                    $500,000,000, plus
0.45% in excess of                                    $500,000,000 and less than
                                                      $1,000,000,000, plus

0.40% of amounts over                                 $1,000,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.
FOR OMEGA:
                                                      AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                        OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------

0.75% of the first                                    $250,000,000, plus

0.675% of the next                                    $250,000,000, plus
0.60% of the next                                     $500,000,000, plus
0.50% of amounts over                                 $1,000,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR SMALL COMPANY GROWTH:
                                                      AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                        OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------

0.70% of the first                                    $100,000,000, plus

0.65% of the next                                     $100,000,000, plus
0.60% of the next                                     $100,000,000, plus
0.55% of the next                                     $100,000,000, plus
0.50% of the next                                     $100,000,000, plus
0.45% of the next                                     $500,000,000, plus
0.40% of the next                                     $500,000,000, plus
0.35% of amounts over                                 $1,500,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR STATE TAX FREE AND STATE TAX FREE II:
                                                      AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                        OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------

0.55% of the first                                    $50,000,000, plus

0.50% of the next                                     $50,000,000, plus
0.45% of the next                                     $100,000,000, plus
0.40% of the next                                     $100,000,000, plus
0.35% of the next                                     $100,000,000, plus
0.30% of the next                                     $100,000,000, plus
0.25% of amounts over                                 $500,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.

FOR WORLD BOND:
                                                      AGGREGATE NET ASSET VALUE
MANAGEMENT FEE                                        OF THE SHARES OF THE FUND
--------------------------------------------------------------------------------
               1.5% of gross dividend and interest income plus
0.50% of the first                                    $500,000,000, plus
0.45% of the next                                     $500,000,000, plus
0.40% of amounts over                                 $1,000,000,000
--------------------------------------------------------------------------------
computed as of the close of business on each business day.


A pro rata portion of a Fund's fee shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Fund. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

                                                                       EXHIBIT B


                 INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT


    AGREEMENT made the day of , by and between KEYSTONE AMERICA HARTWELL EMERGING GROWTH FUND, INC., a New York corporation ("Fund"), and KEYSTONE INVESTMENT MANAGEMENT COMPANY, a Delaware corporation ("Adviser").

    WHEREAS, the Fund and the Adviser wish to enter into an Advisory Agreement setting forth the terms on which the Adviser will perform certain services for the Fund.


    THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Fund and the Adviser agree as follows:

    1. The Fund hereby employs the Adviser to manage and administer the operation of the Fund, to supervise the provision of services to the Fund by others, and to manage the investment and reinvestment of the assets of the Fund in conformity with the Fund's then current objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Directors of the Fund, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act") provided to the Fund and/or other accounts over which the Adviser, an affiliate of the Adviser (to the extent permitted by law) or another investment adviser of the Fund exercises investment discretion. The Adviser is authorized to cause the Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.


    3. The Adviser, at its own expense, shall furnish to the Fund office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Fund, for members of the Adviser's organization to serve without salaries from the Fund as officers or, as may be agreed from time to time, as agents of the Fund. The Adviser assumes and shall pay or reimburse the Fund for:
(1) the compensation (if any) of the Directors of the Fund who are affiliated with the Adviser or with its affiliates and of all officers of the Fund as such, and (2) all expenses of the Adviser incurred in connection with its services hereunder. The Fund assumes and shall pay all other expenses of the Fund, including, without limitation: (1) all charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, securities and other property; (2) all charges and expenses for bookkeeping and auditors; (3) all charges and expenses of any transfer agents and registrars appointed by the Fund; (4) all fees of all Directors of the Fund who are not affiliated with the Adviser or any of its affiliates; (5) all brokers' fees, expenses and commissions and issue and transfer taxes chargeable to the Fund in connection with transactions involving securities and other property to which the Fund is a party; (6) all costs and expenses of distribution of its shares of common stock ("shares") incurred pursuant to a Plan of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"); (7) all taxes and corporation fees payable by the Fund to federal, state or other governmental agencies; (8) all costs of certificates representing shares of the Fund; (9) all fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission ("Commission") and registering or qualifying its shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses and statements of additional information for filing with the Commission and other authorities; (10) expenses of preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; (11) all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing notices, reports and proxy materials to shareholders of the Fund; (12) all charges and expenses of legal counsel for the Fund and for Directors of the Fund in connection with legal matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund's existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities, expenses which the Fund has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Fund, its Directors, officers, employees or agents; (13) all charges and expenses of filing annual and other reports with the Commission and other authorities; and (14) all extraordinary expenses and charges of the Fund. In the event that the Adviser provides any of these services or pays any of these expenses, the Fund will promptly reimburse the Adviser therefor.


    The services of the Adviser to the Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.


    4. As compensation for the Adviser's services to the Fund during the period of this Agreement, the Fund will pay to the Adviser a fee: calculated and paid pursuant to the provisions of this Paragraph 4. The fee described below will be calculated and paid monthly. The period which forms the basis for each monthly fee calculation shall be the twelve months ending with the month for which such fee calculation is made, and each such twelve-month period shall be referred to below as the "fee period."


    (a) BASIC FEE. As primary compensation for the services rendered and the expenses assumed by the Adviser, the Fund shall pay the Adviser a monthly basic advisory fee, based on the net asset value of the Fund averaged daily over the fee period ("average daily net asset value"), in an amount equal to one twelfth of (i) 1.0% of that portion of the average daily net asset value during the fee period up to and including $100,000,000, (ii) .90% of that portion of the average daily net asset value during the fee period exceeding $100,000,000 up to and including $200,000,000, (iii) .80% of that portion of the average daily net asset value during the fee period exceeding $200,000,000 up to and including $300,000,000, (iv) .70% of that portion of the average daily net asset value during the fee period exceeding $300,000,000 up to and including $400,000,000, and (v) .65% of that portion of the average daily net asset value during the fee period exceeding $400,000,000. The average daily net asset value will be computed by averaging the net asset values of the Fund at the close of each business day during the fee period.

    (b) INCENTIVE FEE. The monthly basic advisory fee shall be subject to an incentive adjustment, depending on the investment performance of the Fund relative to the Standard & Poor's Index of 500 Stocks (herein called the "Index") during the fee period. The incentive adjustment, if any, shall be computed as of the end of each fee period, shall be added to or subtracted from the monthly basic advisory fee calculated for such fee period and shall be calculated as follows:

        (i) There shall be added to the net asset value of a share of the Fund outstanding at the close of business on the last business day of the fee period: (A) the value of all cash distributions per share of the Fund made during such fee period, accumulated to the end of such fee period, which amount shall be treated as if reinvested in shares of the Fund at the net asset value per share, after giving effect to any such distributions, in effect at the close of business on the respective record date or dates for the payment thereof, and (B) the value of capital gains taxes per share of the Fund paid or payable on undistributed realized long-term capital gains during the fee period, accumulated to the end of such fee period, which amount shall be treated as reinvested in shares of the Fund at the net asset value per share, after giving effect to such taxes, in effect at the close of business on the date on which provision is made therefor. The adjusted net asset value per share of the Fund, as so calculated, shall then be compared with the net asset value of a share of the Fund at the close of business on the business day immediately preceding the first day of the fee period. The difference between such adjusted net asset value of a share at the close of business on the last day of the fee period and the net asset value of a share at the close of business on the day immediately preceding the first day of the fee period shall then be expressed as a percentage of the net asset value of a share of the Fund at the close of business on the day immediately preceding the first day of the fee period (such percentage being herein referred to as the "net asset value percentage change").

        (ii) There shall be added to the level of the Index at the close of business on the last business day of the fee period, in accordance with Commission guidelines, the value, computed consistently with the Index, of cash distributions made during the fee period and accumulated to the end of such fee period, by companies whose securities comprise the Index. For this purpose, cash distributions on the securities which comprise the Index made during the fee period shall be treated as reinvested in the Index at the close of business on the last day of each month following the payment of such distribution. The adjusted level of the Index thus obtained shall then be compared to the level of the Index at the close of business on the business day immediately preceding the first day of the fee period and the difference in the two levels shall be expressed as a percentage of the Index level at the close of business on the business day immediately preceding the first day of the fee period (such percentage being herein referred to as the "Index percentage change").

        (iii) The Index percentage change will then be subtracted from the net asset value percentage change to determine the performance differential, it being understood that at any time either the percentage change and/or the performance differential could result in a negative figure. To the extent that the performance differential, positive or negative, exceeds 5 percentage points, there shall be an excess performance differential (herein referred to as the "excess performance differential"). If the performance differential is 5 percentage points (or less), there shall be no excess performance differential and no incentive adjustment shall be applied to the basic advisory fee for that period.

        (iv) The incentive adjustment for each fee period shall be an amount equal to one twelfth of 5% of the excess performance differential multiplied by the average daily net asset value for the fee period provided, however, that in no event shall the incentive adjustment for any fee period exceed one twelfth of 1/2 of 1% of the average daily net asset value during such fee period.

        (v) For purposes hereof, the incentive adjustment shall be computed in accordance with any applicable rules, regulations and interpretive releases promulgated by the Commission.

    (c) Notwithstanding the provisions of Article 2(b) above, the Adviser agrees to reimburse the Fund for its actual expenses incurred, exclusive of brokerage commissions, interest, taxes, dividends on short sales and the positive incentive adjustment, if any, in excess of the lowest expense maximum permitted by the state securities commissions of the states in which the Fund currently has registered its securities for sale (hereinafter called the "maximum expense limitation").

    (d) ACCRUAL AND PAYMENT OF FEE. The Fund's expenses (including the monthly basic advisory fee) and the incentive adjustment for each fee period will be computed and accrued daily and taken into account in computing the daily net asset value of a Fund share. However, expenses in excess of the maximum expense limitation shall not be accrued for the purpose of computing the daily net asset value of a Fund share. The incentive adjustment for any fee period will not be accrued for the purpose of calculating the basic advisory fee or the incentive adjustment for such period or for the purpose of determining the performance differential for such period. The amount of the basic advisory fee and any incentive adjustment will be determined monthly promptly after the close of a fee period, and the fee for such fee period will be paid after such determination.

    (e) PRORATED PAYMENT. For any partial month in which this Agreement commences or terminates, as the case may be, there shall be a proration of the basic fee and the incentive adjustment, if any. Upon termination, the basic fee and the incentive adjustment, if any, will be calculated as described in Paragraph 4(a) and Paragraph 4(b) above, except that the fee period shall consist of the twelve month period ending with the date of termination of this Agreement.

    5. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

    6. The Fund shall cause its books and accounts to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to the Fund.

    7. Subject to and in accordance with the Certificate of Incorporation of the Fund and the Certificate of Incorporation of the Adviser, it is understood that Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof as Directors and officers of the Adviser or its affiliates, as stockholders of Keystone Investments, Inc., J.M. Hartwell Limited Partnership or otherwise; that Directors, officers and agents of the Adviser and its affiliates, or stockholders of Keystone Investments, Inc. are or may be interested in the Fund as Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Fund as shareholder, or otherwise, and that the effect of any such adverse interests shall be governed by said Certificate of Incorporation of the Fund and Certificate of Incorporation of the Adviser.

    8. The Adviser may enter into an agreement to retain at its own expense any other firm or firms to provide the Fund investment advisory services, if such agreement is approved by a vote of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as that term is defined in the 1940 Act) of the Fund or of any such party, cast in person at a meeting called for the purpose of voting on such approval.

    9. This Agreement shall continue in effect for two years from the date set forth above and after such date only so long as (1) such continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, and
(2) such renewal has been approved by the vote of a majority of Directors of the Fund who are not interested persons (as that term is defined in the 1940 Act) of the Adviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

    10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund; and on sixty days' written notice to the Fund, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

    11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Fund shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Fund and by the vote of a majority of the Directors of the Fund who are not interested persons (as that term is defined in the 1940
Act) of the Adviser or of any predecessor of the Adviser, or of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities of the Fund" shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

    12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

    13. The provisions of this Agreement shall be governed, construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                KEYSTONE AMERICA
                HARTWELL EMERGING GROWTH FUND, INC.


                By: ----------------------------------------------------------
                    Title:





                KEYSTONE INVESTMENT MANAGEMENT COMPANY


                By: ----------------------------------------------------------
                    Title:

                                                                     EXHIBIT C


                            SUBADVISORY AGREEMENT


    AGREEMENT made as of the      day of             , 199  by and between
KEYSTONE INVESTMENT MANAGEMENT COMPANY ("KIMCO"), a Delaware corporation, and J.M. HARTWELL LIMITED PARTNERSHIP ("JMH"), a New York limited partnership.


                                 WITNESSETH:

    WHEREAS, KIMCO provides investment and management services to Keystone America Hartwell Emerging Growth Fund, Inc. (the "Fund"), a New York Corporation, under an Investment Advisory and Management Agreement dated
            , 199 (the "IA Contract") pursuant to which KIMCO has agreed to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Directors of the Fund, for the period and on the terms set forth in the IA Contract;

    WHEREAS, KIMCO and JMH wish to enter into an agreement for JMH's investment advisory services to the Fund.

    NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, KIMCO and JMH agree as follows:

    1. Consistent with the investment objectives and policies of the Fund from time to time and subject to the supervision of the Board of Directors of the Fund and KIMCO, JMH will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund's portfolio. JMH will recommend securities to be purchased for, or sold from, the portfolio of the Fund and will recommend what portion of the Fund's assets shall be held uninvested. JMH shall advise and assist the officers of the Fund and KIMCO in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Directors and the appropriate committees of such Board regarding the foregoing matters. JMH will furnish to KIMCO from time to time, as needed or requested, investment research and advice concerning the purchase or sale by the Fund of such portfolio securities and other assets. Such recommendations and services are also to include advice on the selection of such securities to be purchased or sold, the price(s) and size of each transaction and what portion of the Fund's assets shall be held uninvested. JMH will direct the trading of all securities and all other transactions.

    2. JMH shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with broker-dealers selected by JMH. In executing portfolio transactions and selecting broker-dealers, JMH will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, JMH shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, JMH may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which JMH or KIMCO or an affiliate of either (to the extent permitted by law) exercises investment discretion. JMH is authorized to cause the Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, JMH determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

    3. For its services for each calendar month, JMH will receive promptly after calculation of each monthly fee due KIMCO a fee calculated in accordance with the following:


        a. 40% of KIMCO's basic fee for such month, as defined in the IA Contract ("Basic Fee"), on all assets of the Fund ("Base Assets"), plus

        b. 60% of KIMCO's Incentive Fee for such month, as defined in the IA Contract ("Incentive Fee"), on all assets, provided, however, that JMH's total fee will always equal at least 25% of the combined total fee paid by the Fund to KIMCO pursuant to the IA Contract.


    4. JMH shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from JMH's willful misfeasance, bad faith, gross negligence or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of JMH, who may be or become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with JMH's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, Director, partner, employee, or agent or one under the control or direction of JMH even though paid by it.

    5. This Agreement shall continue in effect for two years from the date set forth above and shall be automatically renewed for successive one-year periods unless JMH or KIMCO has given the other at least sixty days' written notice of its intention to terminate this Agreement at the end of the contract period then in effect; provided, however, that the continuation of this Agreement for more than two years shall be subject to the receipt of annual approvals of the Fund's Directors or shareholders in accordance with the Investment Company Act of 1940 (the "Act") and the rules thereunder. Notwithstanding the foregoing, this Agreement may be terminated at any time, without a payment of any penalty, by vote of the Fund's Board of Directors or a majority of the Fund's outstanding voting securities (within the meaning of the Act) on not more than sixty days' written notice to JMH. In addition, this Agreement shall terminate automatically if it is assigned (within the meaning of the Act) by either party.

    6. JMH acknowledges that it has copies of the Fund's Certificate of Incorporation, By-Laws, Prospectus and Statement of Additional Information and undertakings provided under state securities laws as of the date hereof. So long as this Agreement remains in effect, KIMCO shall promptly furnish to JMH any amendments or supplements to these documents which may hereafter be adopted.

    7. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom notice is to be given, or on the second day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

If to JMH:               J. M. Hartwell Limited Partnership
                         515 Madison Avenue
                         New York, New York 10022
                         Attention: (Name or title)

If to KIMCO:             Keystone Investment Management Company
                         200 Berkeley Street
                         Boston, MA 02116-5034
                         Attention: President

    8. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the parties hereto relating to the subject matter hereof. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first above written.

                    KEYSTONE INVESTMENT MANAGEMENT
                      COMPANY


                    By: ------------------------------------------------------
                        (Name)
                        (Title)


                    J. M. HARTWELL LIMITED PARTNERSHIP


                    By: ------------------------------------------------------
                        (Name)
                        (Title)

                                                                     EXHIBIT D

                            SUBADVISORY AGREEMENT


    Agreement made as of the      day of           , 199  by and between
KEYSTONE INVESTMENT MANAGEMENT COMPANY ("Keystone"), a Delaware corporation, and CREDIT LYONNAIS INTERNATIONAL ASSET MANAGEMENT, North America ("CLIAM"), a company an unlimited Irish corporation.


                                 WITNESSETH:

    WHEREAS, Keystone provides investment and management services to Keystone Global Opportunities Fund (the "Fund"), a Massachusetts business trust, under
an Investment Advisory and Management Agreement dated           , 199  (the
"IA Contract") pursuant to which Keystone has agreed to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Fund, for the period and on the terms set forth in the IA Contract;

    WHEREAS, Keystone and CLIAM wish to enter into an agreement for CLIAM's investment advisory services to the Fund with respect to the Fund's non-North American portfolio.

    NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, CLIAM and Keystone agree as follows:

    1. Consistent with the investment objectives and policies of the Fund from time to time and subject to the supervision of the Board of Trustees of the Fund and Keystone, CLIAM will regularly provide the Fund with investment research, advice and supervision by furnishing continuously an investment program for the Fund's non-North American portfolio. CLIAM will determine securities to be purchased for, or sold from, the non-North American portfolio of the Fund, the price(s) and size of each transaction, and will recommend what portion of the Fund's non-North American assets shall be held uninvested. CLIAM shall advise and assist the officers of the Fund and Keystone in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Trustees and the appropriate committees of such Board regarding the foregoing matters. CLIAM will direct the trading of all non-North American securities and all other non-North American transactions of the Fund.

    2. CLIAM shall place all orders for the purchase and sale of non-North American portfolio securities for the account of the Fund with broker-dealers selected by CLIAM. In executing non-North American portfolio transactions and selecting broker-dealers, CLIAM will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, CLIAM shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, CLIAM may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which CLIAM or an affiliate of CLIAM exercises investment discretion. CLIAM is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, CLIAM determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

    The services of CLIAM to Keystone and the Fund hereunder are not to be deemed exclusive, and CLIAM shall be free to render similar services to others.

    3. For its services as described in paragraph 1 above, for the preceding fiscal quarter, CLIAM will receive from Keystone on the first business day of each fiscal quarter a fee which is 50% of the management fee paid by the Fund to Keystone for the preceding quarter on Fund assets of up to $250,000,000 and 30% of the management fee paid by the Fund to Keystone for the preceding quarter on Fund assets in excess of $250,000,000.


    4. This Agreement shall continue in effect until [                      ],
and shall be automatically renewed for successive one-year periods unless CLIAM or Keystone has given the other at least sixty days' written notice of its intention to terminate this Agreement at the end of the contract period then in effect; provided, however, that the continuation of this Agreement for more than two years shall be subject to the receipt of annual approvals of the Fund's Trustees or shareholders in accordance with the Investment Company Act of 1940 (the "Act") and the rules thereunder. Notwithstanding the foregoing, the Agreement may be terminated at any time, without a payment of any penalty, by vote of the Fund's Board of Trustees or a majority of the Fund's outstanding voting securities (within the meaning of the Act) on not more than sixty days' written notice to CLIAM. In addition, this Agreement shall terminate automatically if it is assigned (within the meaning of the Act) by either party.

    5. CLIAM acknowledges that it has copies of the Fund's Declaration of Trust, By-laws, Prospectus and Statement of Additional Information in effect as of the date hereof. So long as this Agreement remains in effect, Keystone shall promptly furnish to CLIAM any amendments or supplements to these documents which may hereafter be adopted.

    6. CLIAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from CLIAM's willful misfeasance, bad faith, gross negligence or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of CLIAM, who may be or become an officer, Trustee, employee or agent of the Fund shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with CLIAM's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, Director, partner, employee, or agent or one under the control or direction of CLIAM even though paid by it. Keystone agrees to indemnify and hold CLIAM harmless from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, liabilities arising under the Securities Act of 1933, the Securities Exchange Act of 1934, the Act, and any state and foreign securities and blue sky laws, as amended from time to time) and expenses, including (without limitation) attorneys' fees and disbursements, arising directly or indirectly from any action or thing which CLIAM takes or does or omits to take or do hereunder, but only to the extent that Keystone itself is entitled to indemnification from the Fund in respect of such act or thing taken or done or omitted to be taken or done by CLIAM which indemnification is in excess of all costs and liabilities paid or incurred by Keystone in respect of such act or thing taken or done or omitted to be taken or done by CLIAM and/or in respect of any act or thing taken or done or omitted to be taken or done by Keystone in connection therewith, and provided that CLIAM shall not be indemnified against any cost, expense or liability (or any expenses incident thereto) arising out of a breach of fiduciary duty with respect to the receipt of compensation for services, willful misfeasance, bad faith, or gross negligence on the part of CLIAM in the performance of its duties, or from reckless disregard by it of its obligations and duties under this Agreement.


    7. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom notice is to be given, or on the second day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:


If to CLIAM:             Credit Lyonnais International
                         Asset Management, North America
                         One Earlsfort Center
                         Hatch Street
                         Dublin 2 Ireland
                         Attention: Managing Director


If to Keystone:          Keystone Investment Management Company
                         200 Berkeley Street
                         Boston, MA 02116-5034
                         Attention: President

    8. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations and understandings of the parties hereto relating to the subject matter hereof. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first above written.

                    KEYSTONE INVESTMENT MANAGEMENT
                      COMPANY
                    By: ------------------------------------------------------

                        (Name)
                        (Title)


                    CREDIT LYONNAIS INTERNATIONAL
                      ASSET MANAGEMENT, North America

                    By: ------------------------------------------------------


                        (Name)
                        (Title)

                                                                     EXHIBIT E


                            SUBADVISORY AGREEMENT

    Agreement made as of the      day of             , 199  by and between
KEYSTONE INVESTMENT MANAGEMENT COMPANY ("KIMCO"), a Delaware corporation, and EQUITILINK INTERNATIONAL MANAGEMENT LIMITED ("EIML"), a corporation registered in Jersey, Channel Islands.

    WHEREAS, KIMCO provides investment and management services to Keystone Global Resources and Development Fund (the "Fund"), a Massachusetts business trust, under an Investment Advisory and Management Agreement dated
  , 199 (the "IA Contract") pursuant to which KIMCO has agreed to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Fund, for the period and on the terms set forth in the IA Contract;

    WHEREAS, KIMCO and EIML wish to enter into an agreement for EIML's investment advisory and consulting services to the Fund.

    NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, KIMCO and EIML agree as follows:

    1. Non-Discretionary Capacity. Consistent with the investment objectives and policies of the Fund, EIML will furnish to KIMCO from time to time, as needed or requested by KIMCO, investment research and advice concerning the purchase or sale by the Fund of portfolio securities and other assets. Such recommendations and services are also to include advice on the selection of such securities to be purchased or sold, the price and size of each transaction and what portions of the Fund's assets shall be allocated to different countries and to different industries, and what portion shall be held in cash, cash equivalents or money market instruments (the "Non-Discretionary Capacity").

    2. Discretionary Authority. Consistent with the investment objectives and policies of the Fund from time to time, as needed or requested by KIMCO, and subject to the supervision of the Board of Trustees of the Fund and KIMCO, EIML will provide the Fund with investment research, advice and supervision and furnish an investment program for all or such portions of the assets of the Fund as are designated by KIMCO. Such services may include the selection of securities to be purchased or sold, determination of the price and size of each transaction and what portion of the Fund's assets shall be allocated to different countries and to different industries, and what portions shall be held in cash, cash equivalents or money market instruments. EIML shall advise and assist the officers of the Fund and KIMCO in taking such steps as are necessary or appropriate to carry out the decisions of the Fund's Board of Trustees and the appropriate committees of such Board regarding the matters referred to in paragraph 1 above and this paragraph 2.

    3. When acting in accordance with the discretionary authority provided herein (the "Discretionary Capacity"), EIML shall place all orders for the purchase and sale of portfolio securities for the account of the Fund in connection therewith with broker-dealers selected by EIML or KIMCO. In executing portfolio transactions and selecting broker-dealers, EIML will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, EIML shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, EIML may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which EIML or KIMCO or an affiliate of either (to the extent permitted by law) exercises investment discretion.

    4. EIML shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    5. For each month, promptly after calculation of the monthly investment advisory fee due KIMCO under its Investment Advisory and Management Agreement with the Fund, EIML will receive for such month or applicable part thereof:
(a) for its services in a Non-Discretionary Capacity, 20% of KIMCO's Net Fee (as defined below) for such month or part thereof; plus (b) for its services in a Discretionary Capacity, 10% of KIMCO's Net Fee for such month or part thereof on that portion of the Fund's assets for which EIML provided services in a Discretionary Capacity. KIMCO's Net Fee as used herein shall mean the net investment advisory fee received by KIMCO from the Fund after subtracting from such fee the amount of any payment made to the Fund or on its behalf by KIMCO or any reduction in such fee to KIMCO from the Fund pursuant to any subsidy established for or expense limit imposed on the Fund.

    6. EIML shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from EIML's misfeasance, bad faith, negligence or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of EIML, who may be or may become an officer, Director, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with EIML's duties hereunder), to be rendering such services to or acting solely for the Fund and not as an officer, Director, partner, employee, or agent or one under the control or direction of EIML even though paid by it.


      7. This Agreement shall continue in effect                             ,
until [                                                                     ],
and shall be automatically renewed for successive one-year periods unless sooner terminated by either party giving at least sixty days' written notice of its intention to terminate this Agreement to the other party; provided, however, that the continuation of this Agreement for more than two years shall be subject to the receipt of annual approvals of the Fund's Trustees or shareholders in accordance with the Investment Company Act of 1940 (the "Act") and the rules thereunder. Notwithstanding the foregoing, this Agreement may be terminated at any time, without a payment of any penalty, by vote of the Fund's Board of Trustees or a majority of the Fund's outstanding voting securities (within the meaning of the Act) on not more than sixty days' written notice to EIML. In addition, this Agreement shall terminate automatically if it is assigned (within the meaning of the Act) by either party.

      8. EIML acknowledges that it has copies of the Fund's Declaration of Trust, By-Laws, Prospectus and Statement of Additional Information and undertakings provided under state securities laws as of the date hereof. So long as this Agreement remains in effect, KIMCO shall promptly furnish to EIML any amendments or supplements to these documents which may hereafter be adopted.

      9. All notices, requests, demands or other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom notice is to be given, or on the second day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage pre-paid, and properly addressed as follows:

If to EIML:              Union House
                         Union Street
                         St. Helier
                         Jersey JE2 3RF British Channel Islands
                         Attention: (name)
                                    (title)

If to KIMCO:             Keystone Investment Management Company
                         200 Berkeley Street
                         Boston, MA 02116-5034
                         Attention: (name)
                                    (title)

       10. This Agreement constitutes the entire agreement between the parties hereto with respect to the services to be provided to the Fund by EIML and supersedes all prior and contemporaneous agreements, representations and understandings of the parties hereto with respect to the services to be provided to the Fund by EIML. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.


    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date and year first above written.

                    KEYSTONE INVESTMENT MANAGEMENT
                      COMPANY


                    By: ------------------------------------------------------

                              (Name)
                               (Title)


                    EQUITILINK INTERNATIONAL
                      MANAGEMENT LIMITED


                    By: ------------------------------------------------------


                              (Name)
                               (Title)

                                                                     EXHIBIT F

                    SHARES OUTSTANDING ON OCTOBER 1, 1996

                                                                NUMBER OF
                                                            SHARES OUTSTANDING
NAME OF FUND                                                ------------------
------------

Emerging Growth ..........................................       3,463,334
Balanced Fund  ...........................................         578,635
Capital Preservation and Income ..........................       7,283,257
Emerging Markets .........................................         124,532
Total Return .............................................       4,768,377
Fund of the Americas .....................................       9,250,047
Global Opportunities .....................................      31,429,997
Global Resources .........................................       2,119,023
Government Securities ....................................       5,274,943
Intermediate Term ........................................       4,119,242
Liquid Trust .............................................     328,740,230
Omega ....................................................      13,759,369
Small Company Growth .....................................       4,729,350
State Tax Free:
  Florida Tax Free .......................................       9,442,542
  Massachusetts Tax Free .................................       1,260,237
  New York Insured .......................................       2,578,982
  Pennsylvania Tax Free ..................................       6,677,611
State Tax Free II:
  California Insured .....................................       3,098,188
  Missouri Tax Free ......................................       2,706,709
Strategic Income .........................................      31,695,687
Tax Free Income ..........................................      13,492,788
World Bond ...............................................       1,656,550

                                                                     EXHIBIT G


                           COMPENSATION OF TRUSTEES

                                                           COMPENSATION OF
                                         FISCAL YEAR        TRUSTEES AS A        ANNUAL       MEETING
NAME OF FUND                                ENDED               GROUP           RETAINER        FEE
----------                             ----------------  -------------------  ------------  -----------
Emerging Growth .....................       9/30/96            $     0           $    0         $ 0
Balanced Fund .......................       6/30/97*                 0                0           0
Capital Preservation and
  Income ............................       9/30/96                  0                0           0
Emerging Markets ....................      10/31/96**                0                0           0
Total Return ........................      11/30/95                  0                0           0
Fund of the Americas ................      10/31/95             12,419              500          20
Global Opportunities ................       9/30/96             30,601            2,000          80
Global Resources ....................       3/31/96                  0                0           0
Government Securities ...............       7/31/96                  0                0           0
Intermediate Term ...................       7/31/96                  0                0           0
Liquid Trust ........................       6/30/96             34,299            2,000          80
Omega ...............................      12/31/95              7,179              500          20
Small Company Growth ................       5/31/96                  0                0           0
State Tax Free ......................       3/31/96                  0                0           0
State Tax Free II ...................      11/30/95                  0                0           0
Strategic Income ....................       7/31/96             30,556            2,000          80
Tax Free Income .....................      11/30/95             12,634              500          20
World Bond ..........................      10/31/95                  0                0           0


 *Balanced Fund began operations on September 3, 1996; these fees are for the period from September 3, 1996 to September 30, 1996.
**Emerging Markets Fund began operations on February 20, 1996; these fees are for the period from February 20, 1996 to September 30, 1996.

                                                                     EXHIBIT H

                              TRUSTEES' MEETINGS

                                                 FISCAL       BOARD OF        AUDIT        NOMINATING
                                                  YEAR        TRUSTEES      COMMITTEE      COMMITTEE
FUND                                             ENDED        MEETINGS      MEETINGS        MEETINGS
----                                              ----      ------------  -------------  --------------
Emerging Growth ............................     9/30/96         7              2              3
Balanced Fund...............................     6/30/97         2              1              1
Capital Preservation and Income ............     9/30/96         7              2              2
Emerging Markets ...........................    10/31/96         6              2              2
Total Return ...............................    11/30/95         7              3              0
Fund of the Americas .......................    10/31/95         7              3              0
Global Opportunities .......................     9/30/96         7              2              2
Global Resources ...........................     3/31/96         6              2              0
Government Securities ......................     7/31/96         5              2              1
Intermediate Term ..........................     7/31/96         5              2              1
Liquid Trust ...............................     6/30/96         6              2              1
Omega ......................................    12/31/95         7              2              0
Small Company Growth .......................     5/31/96         2              1              0
State Tax Free .............................     3/31/96         7              2              0
State Tax Free II ..........................    11/30/95         7              3              0
Strategic Income ...........................     7/31/96         6              2              1
Tax Free Income ............................    11/30/95         7              3              0
World Bond .................................    10/31/95         7              3              0


                                                                     EXHIBIT I
              KEYSTONE FUNDS ADVISED BY KIMCO WITH SUBSTANTIALLY
                        SIMILAR INVESTMENT OBJECTIVES

(1) LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF
    COMPANIES WITH SMALL MARKET CAPITALIZATIONS:
                                                             ANNUAL EXPENSE
                 NET ASSETS   ANNUAL INVESTMENT ADVISORY   LIMITATION, IF ANY
                   AS OF       FEES (PERCENT OF AVERAGE   (AS A PERCENTAGE OF
   FUND NAME      9/30/96         DAILY NET ASSETS)       AVERAGE NET ASSETS)*
   ---------     ---------        -----------------       --------------------
Keystone        $   99,047,880  Basic monthly fee of 1.00%          N/A
America Hartwell                up to and including
Emerging Growth                 $100,000,000, declining to
Fund, Inc.                      0.65% of amounts over
                                $400,000,000, plus an
                                incentive fee of up to  1/
                                2 of 1% depending on the
                                fund's investment
                                performance relative to
                                the S&P 500


Keystone Small   1,887,126,536  0.70% of the first                  N/A
Company Growth                  $100,000,000, declining to
Fund (S-4)                      0.35% of amounts over
                                $1,500,000,000.

Keystone Small      49,961,602  0.70% of the first          Class A, B and C
Company Growth                  $100,000,000, declining to  expenses are limited
Fund II                         0.35% of amounts over       to 1.95%, 2.70% and
                                $1,500,000,000.             2.70%, respectively,
                                                            on a month-by-month
                                                            basis

Keystone             2,424,779  0.80% of the first          Expenses are limited
Institutional                   $100,000,000, declining to  to 1.00% until 12/
Trust - Small                   0.65% of amounts over       31/96 and month-by-
Capitalization                  $250,000,000.               month thereafter
Growth Fund



(2) CURRENT INCOME CONSISTENT WITH LOW VOLATILITY OF PRINCIPAL BY
    INVESTING PRIMARILY IN ADJUSTABLE RATE SECURITIES:
                                                             ANNUAL EXPENSE
                 NET ASSETS   ANNUAL INVESTMENT ADVISORY   LIMITATION, IF ANY
                   AS OF       FEES (PERCENT OF AVERAGE   (AS A PERCENTAGE OF
   FUND NAME      9/30/96         DAILY NET ASSETS)       AVERAGE NET ASSETS)*
   ---------     ---------        -----------------       --------------------


Keystone Capital $70,932,291  2.0% of gross dividend and  Class A, B and C
Preservation and              interest income, plus       expenses are limited
Income Fund                   0.50% of the first          to 0.90%, 1.65% and
                              $100,000,000, declining to  1.65%, respectively,
                              0.25% of amounts over       on a month-by-month
                              $500,000,000.               basis

Keystone          80,334,379  0.30%                       KIMCO pays
Institutional                                             substantially all of
Adjustable Rate                                           the Fund's expenses
Fund                                                      from its fee


(3) HIGHEST POSSIBLE INCOME, EXEMPT FROM FEDERAL TAXES, WHILE
    PRESERVING CAPITAL BY INVESTING PRIMARILY IN MUNICIPAL BONDS:


                                                             ANNUAL EXPENSE
                 NET ASSETS   ANNUAL INVESTMENT ADVISORY   LIMITATION, IF ANY
                   AS OF       FEES (PERCENT OF AVERAGE   (AS A PERCENTAGE OF
   FUND NAME      9/30/96         DAILY NET ASSETS)       AVERAGE NET ASSETS)*
   ---------     ---------        -----------------       --------------------

Keystone Tax    $1,614,941,007  2.0% of gross dividend and          N/A
Free Fund                       interest income, plus
                                0.50% of the first
                                $100,000,000, declining to
                                0.25% of amounts over
                                $500,000,000

Keystone Tax       130,422,171  2.0% of gross dividend and          N/A
Free Income Fund                interest income, plus
                                0.50% of the first
                                $100,000,000, declining to
                                0.25% of amounts over
                                $500,000,000

(4) CURRENT INCOME AND CAPITAL APPRECIATION CONSISTENT WITH
    CONSERVATION OF PRINCIPAL:

                                                             ANNUAL EXPENSE
                 NET ASSETS   ANNUAL INVESTMENT ADVISORY   LIMITATION, IF ANY
                   AS OF       FEES (PERCENT OF AVERAGE   (AS A PERCENTAGE OF
   FUND NAME      9/30/96         DAILY NET ASSETS)       AVERAGE NET ASSETS)*
   ---------     ---------        -----------------       --------------------

Keystone        $1,507,263,796  1.5% of gross dividend and          N/A
Balanced                        interest income, plus
Fund (K-1)                      0.60% of the first
                                $100,000,000, declining to
                                0.30% of amounts over
                                $1,000,000,000

Keystone             5,918,452  1.5% of gross dividend and  Class A, B and C
Balanced Fund II                interest income, plus       expenses are limited
                                0.60% of the first          to 1.50% 2.25% and
                                $100,000,000, declining to  2.25%, respectively
                                0.30% of amounts over       through June 30,
                                $1,000,000,000              1997 and on a month-
                                                            by-month basis
                                                            thereafter


(5) MONEY MARKET FUNDS THAT SEEK CURRENT INCOME WHILE PRESERVING CAPITAL:


                                                             ANNUAL EXPENSE
                 NET ASSETS   ANNUAL INVESTMENT ADVISORY   LIMITATION, IF ANY
                   AS OF       FEES (PERCENT OF AVERAGE   (AS A PERCENTAGE OF
   FUND NAME      9/30/96         DAILY NET ASSETS)       AVERAGE NET ASSETS)*
   ---------     ---------        -----------------       --------------------


Keystone Liquid $  329,102,669  0.50% of the first                  N/A
Trust                           $500,000,000, declining to
                                0.40% of amounts over
                                $1,000,000,000


Master Reserves     35,244,197  5% quarterly of gross       KIMCO pays
Trust                           income minus the Fund's     substantially all of
                                net expenses.               the Fund's expenses
                                                            from its fee


(6) INCOME EXEMPT FROM FEDERAL AND STATE INCOME TAX IN A PARTICULAR STATE:


                                                             ANNUAL EXPENSE
                 NET ASSETS   ANNUAL INVESTMENT ADVISORY   LIMITATION, IF ANY
                   AS OF       FEES (PERCENT OF AVERAGE   (AS A PERCENTAGE OF
   FUND NAME      9/30/96         DAILY NET ASSETS)       AVERAGE NET ASSETS)*
   ---------     ---------        -----------------       --------------------


Keystone State  $  208,500,751  For each portfolio: 0.55%   For each portfolio,
Tax Free Fund,                  of the first $50,000,000,   Class A, B and C
which is                        declining to 0.25% of       expenses are limited
comprised of the                amounts over $500,000,000   to 0.75%, 1.50% and
following                                                   1.50%, respectively,
portfolios:                                                 on a month-by-month
 * Keystone                                                 basis
   Florida Tax
   Free Fund
 * Keystone
   Massachusetts
   Tax Free Fund
 * Keystone
   Pennsylvania
   Tax Free Fund
 * Keystone New
   York Insured
   Tax Free Fund

Keystone State      55,214,423  For each portfolio: 0.55%   For each portfolio,
Tax Free Fund --                of the first $50,000,000,   Class A, B and C
Series II, which                declining to 0.25% of       expenses are limited
is comprised of                 amounts over $500,000,000   to 0.75%, 1.50% and
the following                                               1.50%, respectively,
portfolios:                                                 on a month-by-month
 * Keystone                                                 basis
   California
   Insured Tax
   Free Fund
 * Keystone
   Missouri Tax
   Free Fund


*The expense limitations referred to herein are voluntary and temporary. See
 "Advisory Fee Waivers and Expense Subsidies" section of this Proxy Statement.

                                                                     EXHIBIT J
                           INVESTMENT ADVISORY FEES

                                                                                                 ANNUAL
                                                                                                EXPENSE
                                                            AMOUNT OF          NET            LIMITATION,
                                                             ADVISORY         AMOUNT          IF ANY (AS A
                                          NET ASSETS       FEE WITHOUT     OF ADVISORY       PERCENTAGE OF
                       FISCAL YEAR       ON SEPT. 30,        EXPENSE       FEE FOR LAST       AVERAGE NET
NAME OF FUND              ENDED              1996          LIMITATION*     FISCAL YEAR          ASSETS)
--------------------  --------------  ------------------  --------------  --------------  --------------------
Keystone Quality Bond
  Fund (B-1) ..........  10/31/95       $  230,715,654      $1,876,672      $1,876,672            N/A
Keystone Diversified
  Bond Fund (B-2) .....   8/31/96          559,514,552       3,481,728       3,481,728            N/A
Keystone High Income
  Bond Fund (B-4) .....   7/31/96          608,072,883       3,788,171       3,788,171            N/A
Keystone Balanced
  Fund (K-1) ..........   6/30/96        1,507,263,796       6,447,849       6,447,849            N/A
Keystone Strategic
  Growth Fund (K-2) ...  10/31/95          495,847,080       2,779,544       2,779,544            N/A
Keystone Growth and
  Income Fund (S-1) ...   8/31/96          238,062,693       1,492,757       1,492,757            N/A
Keystone Mid-Cap
  Growth Fund (S-3) ...   8/31/96          296,988,272       1,908,509       1,908,509            N/A
Keystone Small Company
  Growth Fund (S-4) ...   5/31/96        1,887,126,535       8,473,139       8,473,139            N/A
Keystone Institutional
  Adjustable Rate .....   9/30/96           80,334,379         121,105         121,105      Limited to 0.55%
                                                                                               0.30% for
                                                                                                Class Z
Keystone Institutional
  Trust ...............   6/30/96            2,424,779           9,209               0      Limited to 1.00%
Keystone International
  Fund Inc. ...........  10/31/95          146,207,691         985,652         985,652            N/A
Keystone Precious
  Metals Holdings, Inc.   2/28/96          183,434,527       1,354,605       1,354,605            N/A
Keystone Tax Free .....  12/31/95        1,614,941,007       5,327,202       5,327,202            N/A
Keystone America
  Hartwell Emerging
  Growth Fund, Inc. ...   9/30/96           99,047,880         655,127         655,127            N/A
Keystone Balanced
  Fund II .............   6/30/97**          5,918,452           2,000               0      Limited to 1.50%
                                                                                            for Class A and
                                                                                               2.25% for
                                                                                             Classes B & C
Keystone Capital
  Preservation and
  Income Fund .........   9/30/96           70,932,291         493,147         152,131      Limited to 0.90%
                                                                                            for Class A and
                                                                                               1.65% for
                                                                                             Classes B & C
Keystone Emerging
  Markets Fund ........  10/31/96***         1,410,832           4,999               0      Limited to 0.00%
                                                                                              for Classes
                                                                                                A, B, C
Keystone Fund for
  Total Return ........  11/30/95           76,411,739         300,290         300,290      Limited to 1.50%
                                                                                              for Class A
Keystone Fund of the
  Americas ............  10/31/95          101,796,477       1,099,920       1,099,920            N/A

Keystone Global
  Opportunities Fund ..   9/30/96          760,814,697       2,198,709       2,198,709            N/A

Keystone Global
  Resources and
  Development Fund ....   3/31/96           23,675,381         217,332         217,332            N/A

Keystone Government
  Securities Fund .....   7/31/96           49,686,570         365,012         212,093      Limited to 1.15%
                                                                                            for Class A and
                                                                                               1.90% for
                                                                                             Classes B & C
Keystone Intermediate
  Term Bond Fund ......   7/31/96           36,360,905         273,644          82,548      Limited to 1.10%
                                                                                            for Class A and
                                                                                               1.85% for
                                                                                             Classes B & C

Keystone Liquid Trust .   6/30/96          329,102,669       1,359,239       1,359,239            N/A

Keystone Omega Fund ...  12/31/95          258,883,032       1,280,436       1,280,436            N/A

Keystone Small
  Company Growth
  Fund II .............   5/31/96           49,961,602          21,221               0      Limited to 1.95%
                                                                                            for Class A and
                                                                                               2.70% for
                                                                                             Classes B & C
Keystone State Tax
  Free Fund............   3/31/96          208,500,751       1,168,889         449,481      Limited to 0.75%
                                                                                            for Class A and
                                                                                               1.50% for
                                                                                             Classes B & C
Keystone State Tax
  Free Fund II ........  11/30/95           55,214,423         233,519          21,379      Limited to 0.75%
                                                                                            for Class A and
                                                                                               1.50% for
                                                                                             Classes B & C
Keystone Strategic
  Income Fund .........   7/31/96          220,559,401       1,663,669       1,663,669            N/A

Keystone Tax Free
  Income Fund .........  11/30/95          130,422,171         919,802         919,802            N/A

Keystone World Bond
  Fund ................  10/31/95           14,626,084          93,806          93,806            N/A

  * The expense limitations referred to herein are voluntary and temporary. See "Advisory Fee Waivers and Expenses Subsidies" section of this Proxy Statement.
 ** Balanced Fund began operations on September 3, 1996; these fees are for the period from September 3, 1996 to September 30, 1996.
*** Emerging Markets began operations on February 20, 1996; these fees are for the period from February 20, 1996 to September 30, 1996.

                                                                     EXHIBIT K


                          DISTRIBUTION PLAN EXPENSES

                                                                        DEFERRED
                                                  DISTRIBUTION PLAN      SALES
                                        FISCAL      EXPENSES PAID       CHARGES
                                         YEAR        BY THE FUND         PAID
NAME OF FUND                            ENDED          TO KID          TO KID
----------                               ----     ------------------  ----------

Emerging Growth - Class A .........     9/30/96       $  190,592        $      0
Emerging Growth - Class B-1 .......     9/30/96           48,372          21,953
Emerging Growth - Class B-2 .......     9/30/96           21,303          15,128
Emerging Growth - Class C .........     9/30/96           23,206             667
Balanced Fund - Class A ...........     6/30/97*              15               0
Balanced Fund - Class B-1 .........     6/30/97*              20               0
Balanced Fund - Class B-2 .........     6/30/97*             644               0
Balanced Fund - Class C ...........     6/30/97*              47               0

California Insured - Class A ......    11/30/95            5,342               0
California Insured - Class B-1 ....    11/30/95          119,706          22,807
California Insured - Class B-2 ....    11/30/95           24,302           8,846
California Insured - Class C ......    11/30/95            9,218           1,374

Capital Preservation and Income -
  Class A .........................     9/30/96           47,988               0
Capital Preservation and Income -
  Class B-1 .......................     9/30/96          520,801          48,007
Capital Preservation and Income -
  Class B-2 .......................     9/30/96           12,568           7,104
Capital Preservation and Income -
  Class C .........................     9/30/96           30,755           1,319

Emerging Markets - Class A ........    10/31/96**              0               0
Emerging Markets - Class B-1 ......    10/31/96**              0               0
Emerging Markets - Class B-2 ......    10/31/96**              0               0
Emerging Markets - Class C ........    10/31/96**              0               0
Florida Tax Free - Class A ........     3/31/96           56,304               0
Florida Tax Free - Class B-1 ......     3/31/96          456,390         154,136
Florida Tax Free - Class B-2 ......     3/31/96           34,480          11,768
Florida Tax Free - Class C ........     3/31/96          111,012           4,730
Fund of the Americas - Class A ....    10/31/95           44,881               0
Fund of the Americas - Class B-1 ..    10/31/95        1,147,012         690,014
Fund of the Americas - Class B-2 ..    10/31/95            4,137             926
Fund of the Americas - Class C ....    10/31/95          136,477           2,563
Total Return - Class A ............    11/30/95           60,006               0
Total Return - Class B-1 ..........    11/30/95          119,006          26,817
Total Return - Class B-2 ..........    11/30/95           15,321           1,486
Total Return - Class C ............    11/30/95           80,007           1,935

Global Opportunities - Class A ....     9/30/96          454,914           3,832
Global Opportunities - Class B-1 ..     9/30/96        1,887,420         334,012
Global Opportunities - Class B-2 ..     9/30/96        1,340,049         367,862
Global Opportunities - Class C ....     9/30/96        1,093,407          39,416

Global Resources - Class A ........     3/31/96           11,886               0
Global Resources - Class B-1 ......     3/31/96          144,420          64,546
Global Resources - Class B-2 ......     3/31/96            7,960           3,723
Global Resources - Class C ........     3/31/96           17,285             565
Government Securities - Class A ...     7/31/96           66,218              19

Government Securities - Class B-1 .     7/31/96          150,440          35,987
Government Securities - Class B-2 .     7/31/96           46,694          26,599

Government Securities - Class C ...     7/31/96           86,726             410
Intermediate Term Bond - Class A ..     7/31/96           31,314               0

Intermediate Term Bond - Class B-1      7/31/96          151,467          60,145
Intermediate Term Bond - Class B-2      7/31/96           28,749          13,724
Intermediate Term Bond - Class C ..     7/31/96          100,878             267
Liquid Trust - Class A ............     6/30/96          148,564               0

Liquid Trust - Class B-1 ..........     6/30/96           77,113          58,225
Liquid Trust - Class B-2 ..........     6/30/96           25,876          14,926
Liquid Trust - Class C ............     6/30/96           27,202           8,703
Massachusetts Tax Free - Class A  .     3/31/96            2,256               0
Massachusetts Tax Free - Class B-1      3/31/96           56,056           8,841
Massachusetts Tax Free - Class B-2      3/31/96            7,645           9,552
Massachusetts Tax Free - Class C ..     3/31/96           19,215             464
Missouri Tax Free - Class A .......    11/30/95            4,684           7,026
Missouri Tax Free - Class B-1 .....    11/30/95          143,316          19,684
Missouri Tax Free - Class B-2 .....    11/30/95           10,777           3,605
Missouri Tax Free - Class C .......    11/30/95           14,349             204
New York Insured - Class A ........     3/31/96            5,591               0
New York Insured - Class B-1 ......     3/31/96          116,859          24,311
New York Insured - Class B-2 ......     3/31/96           22,305           3,761
New York Insured - Class C ........     3/31/96           21,248           2,432
Omega - Class A ...................    12/31/95          152,234               0
Omega - Class B-1 .................    12/31/95          422,149          89,735
Omega - Class B-2 .................    12/31/95           57,588          26,650
Omega - Class C ...................    12/31/95          113,669           3,097
Pennsylvania Tax Free - Class A ...     3/31/96           44,529               0
Pennsylvania Tax Free - Class B-1 .     3/31/96          282,940          53,803
Pennsylvania Tax Free - Class B-2 .     3/31/96           36,440           5,971
Pennsylvania Tax Free - Class C ...     3/31/96           87,375              22
Small Company Growth - Class A ....     5/31/96            2,211               0

Small Company Growth - Class B-1 ..     5/31/96            2,722              65
Small Company Growth - Class B-2 ..     5/31/96           10,641           2,095

Small Company Growth - Class C ....     5/31/96            8,108           6,541
Strategic Income - Class A ........     7/31/96          181,536               0
Strategic Income - Class B-1 ......     7/31/96        1,279,839         434,682
Strategic Income - Class B-2 ......     7/31/96          119,872          56,338

Strategic Income - Class C ........     7/31/96          390,758           4,275
Tax Free Income - Class A .........    11/30/95          229,818             247
Tax Free Income - Class B-1 .......    11/30/95          310,343          78,314
Tax Free Income - Class B-2 .......    11/30/95           10,012           7,635

Tax Free Income - Class C .........    11/30/95          216,296           2,161

World Bond - Class A ..............    10/31/95           22,659               0
World Bond - Class B-1 ............    10/31/95           29,857           7,154
World Bond - Class B-2 ............    10/31/95            1,996               0
World Bond - Class C ..............    10/31/95           13,920              21


 *Balanced Fund began operations on September 3, 1996; these fees are for the period from September 3, 1996 to September 30, 1996.
**Emerging Markets began operations on February 20, 1996; these fees are for the period from February 20, 1996 to September 30, 1996.

                                                                     EXHIBIT L


                                SUBADVISORY FEES

                                                                                                           AGGREGATE
                                                                                                            AMOUNT
                                                                                                        OF SUBADVISORY
                                                              FISCAL        NET ASSETS ON                FEE FOR LAST
NAME OF FUND                      SUBADVISER                YEAR ENDED     SEPT. 30, 1996                 FISCAL YEAR
------------                      ----------                ----------     --------------                 -----------
Emerging Growth ............  J.M. Hartwell                  9/30/96        $ 99,047,880                  $  411,286
Global Resources  ..........  EquitiLink                     3/31/96          23,675,381                      43,466
Global
  Opportunities ............  Credit Lyonnais, N.A.          9/30/96         760,814,697                   3,469,699


                                                                     EXHIBIT M
                                BROKERAGE BY FUND

                                                                                          % OF FUND'S      % OF FUND'S
                                        BROKERAGE                                          AGGREGATE        AGGREGATE
                                       COMMISSIONS       BROKERAGE        BROKERAGE        BROKERAGE        BROKERAGE
                         FISCAL          PAID BY        COMMISSIONS      COMMISSIONS      COMMISSIONS      COMMISSIONS
                          YEAR            FUND            PAID TO          PAID TO          PAID TO          PAID TO
FUND                     ENDED           FOR FYE          KOKUSAI          NOMURA           KOKUSAI          NOMURA
----                      ----       ---------------  ---------------  ---------------  ---------------  ---------------
Emerging Growth ....     9/30/96            N/A              N/A              N/A              N/A              N/A

Balanced Fund ......     6/30/97*      $    9,457        $     96             N/A             1.02%             N/A

Capital Preservation
  and Income .......     9/30/96            N/A              N/A              N/A              N/A              N/A
Emerging  Markets ...   10/31/96**         19,459            N/A              N/A              N/A              N/A
Fund of the             10/31/95          745,401          11,550           27,233           1.55%            3.65%
Total Return .......    11/30/95          558,534          11,524              700           2.06%             .13%
Global .............     9/30/96        5,532,154         222,512          232,047           4.02%            4.19%
Global Resources ...     3/31/96           67,138           3,846            2,451           5.73%            3.65%
Government
  Securities .......     7/31/96            N/A              N/A              N/A              N/A              N/A
Intermediate Term ..     7/31/96            N/A              N/A              N/A              N/A              N/A
Liquid Trust .......     6/30/96            N/A              N/A              N/A              N/A              N/A
Omega ..............    12/31/95        1,479,567          27,827             N/A             1.88%             N/A
Small Company
  Growth ...........     5/31/96           78,272             560             N/A              .72%             N/A
State Tax Free .....     3/31/96            N/A              N/A              N/A              N/A              N/A
State Tax Free II ..    11/30/95            N/A              N/A              N/A              N/A              N/A
Strategic Income ...     7/31/96            N/A              N/A              N/A              N/A              N/A
Tax Free Income ....    11/30/95            N/A              N/A              N/A              N/A              N/A
World Bond .........    10/31/95            N/A              N/A              N/A              N/A              N/A


 *Balanced Fund began operations on September 3, 1996; these fees are for the period from September 3, 1996 to September 30, 1996.
**Emerging Markets began operations on February 20, 1996; these fees are for the period from February 20, 1996 to September 30, 1996.

                                                                     EXHIBIT N

                    FEES PAID TO KIRC AND FUND ADMINISTRATION

                                        FEES PAID TO         FEES PAID TO
                           FISCAL            KIRC        FUND ADMINISTRATION
                            YEAR         DURING LAST            DURING
NAME OF FUND                ENDED         FISCAL YEAR       LAST FISCAL YEAR
------------              --------     ---------------    ------------------

Emerging Growth ........   9/30/96        $  291,583          $ 20,900
Balanced Fund ..........   6/30/97*                0                 0
Capital Preservation
  and Income ......        9/30/96           139,248            24,176
Emerging Markets ......   10/31/96**               0                 0

Fund of the Americas .... 10/31/95           656,071            19,208

Global Opportunities ....  9/30/96         2,013,849            26,856
Global Resources ........  3/31/96            87,125             8,622
Government Securities ...  7/31/96           124,611            24,249
Intermediate Term .......  7/31/96           106,796            23,963
Liquid Trust ............  6/30/96           759,359            17,571
Omega ................... 12/31/95           565,768            15,027
Small Company Growth ....  5/31/96            17,953             N/A
State Tax Free ..........  3/31/96           269,934           116,489
State Tax Free II ....... 11/30/95            57,396            40,642
Strategic Income ........  7/31/96           655,455            24,365
Tax Free Income ......... 11/30/95           211,525            19,338
World Bond  ............. 10/31/95            74,907            19,141


 *Balanced Fund began operations on September 3, 1996; these fees are for the period from September 3, 1996 to September 30, 1996.
**Emerging Markets began operations on February 20, 1996; these fees are for the period from February 20, 1996 to September 30, 1996.

                                                                     EXHIBIT O


                   LIST OF SHAREHOLDERS WITH FUND OWNERSHIP
                                OF 5% OR MORE


                                                                                   NUMBER          PERCENTAGE
                                                                                 OF SHARES             OF
             NAME OF FUND                           REGISTRATION                   OWNED              FUND
             ------------                           ------------                 ---------         -----------

Emerging Growth - Class C               Lavedna Ellingson                             8,412.726      9.897%
                                        Douglas Ellingson JT WROS
                                        8510 McClintock
                                        Tempe, AZ 85284-2527
                                        Painewebber FBO                               5,081.572      5.987%
                                        John T. Frankfurth
                                        333 North Portage Path
                                        Path #24
                                        Akron, OH 44303
Balanced Fund - Class A                 Keystone  Investment Mgmt. Co.              294,000.000      8.293%
                                        ATTN: Corp. Finance 21st Fl
                                        200 Berkeley Street
                                        Boston, MA 02116-5022

Balanced Fund - Class B                 Elizabeth J. Rogers                          19,705.400      9.211%
                                        P.O. Box 622
                                        Scarborough, ME 04070-0622
                                        Reinhard Hanselka                            19,512.195      9.120%
                                        6323 Thomas Dr., Apt. 1206
                                        Panama City Beach, FL 32408
                                        State Street Bank and Trust                  12,080.539      5.647%
                                          Co. Cust.
                                        IRA FBO
                                        John A. Matlock
                                        700 Coolsand
                                        Live Oak, TX 78233

Balanced Fund - Class C                 Keystone Investment Mgmt. Co.                 3,000.000     43.048%
                                        ATTN: Corp. Finance 21st Fl
                                        200 Berkeley Street
                                        Boston, MA 02116-5022
                                        A.G. Edwards & Sons                             989.794     14.204%
                                        Custodian for Donald W. Reeser
                                        IRA Account
                                        615 S. Van Buren
                                        Enid, OK 73707-6932
                                        State Street Bk and Tr. Co. Cust.               746.998     10.720%
                                        IRA FBO Lucy A. Arre
                                        10917 Berkshire Lane
                                        Jacksonville, FL 32225-1536

                                        State Street Bk and Tr. Co. Cust.               730.217     10.479%
                                        IRA FBO Peggy L. Reeser
                                        1721 Surrey Lane
                                        Enid, OK 73703-1625

California Insured - Class C            Victor E. Rylander                           18,207.368     11.998%
                                        Lucille Rylander JT WROS
                                        4102 Caflur Ave.
                                        San Diego, CA 92117-4436
                                        Prudential Securities FBO                    11,286.599      7.437%
                                        Rakesh C. Gupta
                                        Neelam Gupta Co-TTEES

                                        FBO Gupta Family Living
                                          Trust 12/22/94
                                        Hemet, CA 92544
                                        Richard B. Smith                             10,120.070      6.669%
                                        Doris M. Smith TTEE
                                        Smith Trust
                                        U/A DTD 4/8/93
                                        4853 Mt. Royal Court
                                        San Diego, CA 92117-2917
                                        Gaine T. Bradford                             9,269.635      6.108%

                                        Eola Bradford TTEES
                                        U/D/T DTD 11/29/85
                                        5118 Escalon Ave.
                                        Los Angeles, CA 90043-1624

Capital Preservation and                Great American Federal Savings              579,356.053     24.741%
  Income - Class A                        and Loan
                                        ATTN: Mr. Raymond G. Suchta
                                        4750 Clairton Blvd.
                                        Pittsburgh, PA 15236-2116

Emerging Markets - Class A              Keystone Investment Mgmt. Co.                98,000.000     79.979%
                                        ATTN: Corp. Finance 21st Fl
                                        200 Berkeley Street
                                        Boston, MA 02116-5022
                                        State Street Bk and Tr. Co. Cust.            22,301.517     18.201%
                                        Rollover IRA FBO
                                        George S. Bissell
                                        78 Forest Street
                                        Wellesley, MA 02181-6828
Emerging Markets - Class B              Keystone Investment Mgmt. Co.                 1,000.000     100.00%
                                        ATTN: Corp. Finance 21st Fl
                                        200 Berkeley Street
                                        Boston, MA 02116-5022
Emerging Markets - Class C              Keystone Investment Mgmt. Co.                 1,000.000     100.00%
                                        ATTN: Corp. Finance 21st Fl
                                        200 Berkeley Street
                                        Boston, MA 02116-5022
Florida Tax Free - Class C              Painewebber FBO                              62,334.000      5.778%
                                        Betty J. Puskar Trustee
                                        Betty J. Puskar Rev. Trust
                                        708 Ocean Drive
                                        Juno Beach, FL 33408-1911
Total Return - Class C                  Lavedna Ellingson                           132,219.662     17.898%
                                        Douglas Ellingson TTEES
                                        Lavedna Ellingson Marital Trust
                                        U/A DTD 5-1/86
                                        8510 McClintock
                                        Tempe, AZ 85284-2527
                                        Lavedna Ellingson                            37,190.270      5.034%
                                        Douglas Ellingson TTEES
                                        Ellingson Rev Trust
                                        U/A DTD 9-3-84
                                        8510 McClintock
                                        Tempe, AZ 85284-2527
Government Securities -                 Dale R. Kremer                              107,749.461     12.333%
  Class C                               John H. Bausch, Jr. Execs
                                        U/W Eleanor L. Deutsch
                                        P.O. Box 372
                                        Danville, PA 17821-0372
                                        First Federal Savings and Loan              105,597.533     12.086%
                                          Association
                                        ATTN: Robert J. Scheidler
                                        212 N. Franklin St.
                                        Greensburg, IN 47240-1735
Intermediate Term Bond -                NFSC FEBO #A1F-362239                        51,792.484      5.279%
  Class C                               American Federation of Teachers
                                        AFL-CIO Building
                                        555 New Jersey Ave., NW
                                        Washington, D.C. 20001-2029
Massachusetts Tax Free -                Richard Nakashian                            21,830.838     10.497%
  Class A                               P.O. Box 3150
                                        Pocasset, MA 02559-3150
                                        Robert M. Buddington                         16,570.665      7.968%
                                        P.O. Box 549
                                        S. Orleans, MA 02662-0549
                                        Margaret Vogel                               14,258.749      6.856%
                                        Tr #21720
                                        Keystone Trust Company Trustee
                                        865 Central Ave. H403
                                        Needham, MA 02192-1341
                                        Ida R. Rodriguez                             12,310.814      5.919%
                                        Tr #21528
                                        Keystone Trust Company Trustee
                                        58 Helen Rd.
                                        Needham, MA 02192-3934

                                        Dolores S. Faber                             10,776.101      5.181%
                                        20 Buttonwood Street
                                        New Bedford, MA 02740-1550
                                        Shirley W. Tower TTEE                        10,532.505      5.064%
                                        Shirley W. Tower Trust
                                        U/A Dated Sept. 18, 1992
                                        119 Brookhaven Dr.
                                        E. Longmeadow, MA 01028-1474

Massachusetts Tax Free -                Anthony H. Cincotta                          21,450.191      9.051%
  Class C                               13 Shipway Place
                                        Charlestown, MA 02129-4301

                                        Salvatore M. Moscariello                     14,678.413      6.194%
                                        Irene A. Moscariello JT TEN
                                        24 Van Norden Road
                                        Reading, MA 01867-1244

Missouri Tax Free - Class A             Painewebber FBO                              15,209.000      5.945%
                                        Fred C. Klingbeil TTEE
                                        Fred C. Klingbeil Trust
                                        UAD 6/15/70
                                        15500 Hwy. 72
                                        Rolla, MD 65401-5826
Missouri Tax Free - Class C             Painewebber FBO                              22,743.218     15.464%

                                        Dorothy K. Pruett Trustee
                                        Dorothy K. Pruett Revocable Trust
                                        U/A DTD 7-10-92
                                        516 West 119th Terrace
                                        Kansas City, MO 64145-1043
                                        Painewebber FBO                              19,596.836     13.325%
                                        Lorraine Wilder TTEE
                                        Lorraine Wilder Rev Tr
                                        U/A DTD 7-26-88
                                        220 16th Street
                                        Chillicothe, MO 64601-1514
                                        Painewebber FBO                              15,340.595     10.431%
                                        Jeannette M. Holz Trust Fund
                                        Jeannette M. Holz TTEE
                                        U/A DTD 10/15/83
                                        Box 698
                                        Lake Ozark, MO 65049-0698

New York Insured - Class C              Fred Zucker                                  38,862.336     16.826%
                                        20 Old Brook Rd.
                                        Dix Hills, NY 11746-6430
                                        NFSC FEBO # CM5-403911                       21,603.713      9.354%
                                        Otto Steckel Huber
                                        605 Harrison Ave.

                                        Harrison, NY 10528-1406
                                        Carol T. Whitman                             16,937.542      7.333%
                                        P.O. Box 43
                                        Whippleville, NY 12995
                                        Painewebber FBO                              14,974.000      6.483%
                                        Laurie D. Wax TTEE
                                        Irrevocable Trust of 1995
                                        U/A DTD 5/2/95
                                        Via Di Monterinaldi 14

                                        Florence, Italy

                                        Carol L. Moore                               13,062.672      5.656%
                                        Rt 2 Box 1055
                                        Chateaugay, NY 12920-9522

Liquid Trust - Class B                  Charles G. Koch                           1,050,000.000      7.965%

                                        ATTN: R. Williams
                                        4111 East 37th St. N.
                                        Wichita, KS 67220
Liquid Trust - Class C                  Beacon Council                              396,513.760     11.506%
                                        80 Southwest 8th St.
                                        Miami, FL 33130-3047

Small Company Growth -                  Painewebber FBO                              87,796.000      8.441%
  Class C                               L.D. Hancock Foundation, Inc.
                                        P.O. Box 2203
                                        Tupelo, MS 38803-2203
Tax Free Income - Class B               Alletta Laird Downs TTEE                    205,973.223      6.032%

                                        Alletta Laird Downs Trust
                                        U/A DTD 3-29-89
                                        P.O. Box 3666
                                        Wilmington, DE 19807-0666

World Bond - Class C                    Painewebber FBO                              11,075.779      9.094%

                                        Painewebber Cdn. FBO
                                        Howard I. Richert
                                        P.O. Box 3321
                                        Weehawken, NJ 07087-8154
                                        Painewebber FBO                               9,071.000      7.448%
                                        Painewebber Cdn. FBO
                                        Jerry H. Hall
                                        P.O. Box 3321
                                        Weehawken, NJ 07087-8154
                                        State Street Bk. And Tr. Co. Cust.            8,122.273      6.669%
                                        Univ. Of Texas/Austin Orp. FBO
                                        Arnold H. Buss
                                        3318 Perry Lane
                                        Austin, TX 78731-5331
                                        NFSC FEBO # A4M-609811                        6,180.470      5.075%
                                        The Stover Foundation Inc.
                                        C N Stover & P S Stover TTEES
                                        Access Program
                                        148 Klinesville Road
                                        Flemington, NJ 08822-5572

                                [LOGO] KEYSTONE
                                       INVESTMENTS


October 21, 1996


Dear Shareholder:

    On December 9, 1996, a Special Meeting of Shareholders of the Keystone Funds will be held in connection with the proposed acquisition of Keystone Investments, Inc. by First Union Corporation, the nation's sixth largest bank holding company whose organization manages the Evergreen Group of Mutual Funds. The enclosed proxy material describes the important matters to be voted upon at that meeting.

    If you will be unable to attend the special meeting in person, we ask that you sign the enclosed proxy card and return it as soon as possible in the accompanying postage-paid envelope. IT IS VERY IMPORTANT THAT YOU VOTE PROMPTLY SO THAT WE MAY ENSURE THAT THE NECESSARY QUORUM OF VOTING SHARES IS REPRESENTED AT THE MEETING.

    If the proposals described in the proxy statement are approved,

    * Keystone Investment Management Company, your Fund's investment adviser, will become a subsidiary of First Union Corporation and

    * Certain Independent Trustees of the Evergreen Funds will join the present Independent Trustees on the Boards of the Keystone Funds.

    THE PROPOSED ACQUISITION WILL NOT ALTER THE INVESTMENT STRATEGY OR OBJECTIVES OF YOUR FUND, WILL NOT CHANGE YOUR FUND'S MANAGEMENT CONTRACT, AND WILL NOT INCREASE YOUR FUND'S MANAGEMENT FEES.

    The Independent Trustees of the Keystone Funds have unanimously approved the proposals and encourage you to do the same. They believe that the acquisition of Keystone by First Union will create significant opportunities for benefits to the shareholders of the Keystone Funds in a number of meaningful ways, including,

    * Significantly increased financial strength and stability that should enhance Keystone's ability to attract and retain top quality investment, administrative and service personnel and provide opportunities for enhanced future technology and administrative services for the Funds. First Union has indicated its intention to devote the resources necessary for it to become one of the largest mutual fund organizations in the country.

    * Potential economies of scale in the Keystone Funds' shareholder servicing and transfer agency operations by incorporating the Evergreen Funds into the Keystone operations.

    * Potential growth of the Keystone Funds through the retail brokerage affiliates of First Union, which will make shares available throughout its network. It has become clear that competitive growth in fund assets is necessary to attract and retain top quality investment, administrative and service personnel.

    * Future ability to exchange shares of Keystone Funds for shares of the Evergreen Funds, including types of funds not currently offered by Keystone.

     The accompanying proxy materials are, by their nature, lengthy and complex. If you have any questions, please call 1-800-343-2898.

    Of course, we will be delighted if you can attend the meeting and discuss these proposals, or any other relevant matter, with us personally. If, however, time or distance precludes you from joining us, IT IS IMPORTANT THAT YOU ACT PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD SO THAT WE WILL HAVE A QUORUM AT THE MEETING ON DECEMBER 9.

    We appreciate your continued support and look forward to receiving your votes of approval.


    Sincerely yours,


  /s/Albert H. Elfner, III                     /s/George S. Bissell
     Albert H. Elfner, III                        George S. Bissell
       Chairman and Chief Executive                  Chairman, Board of Trustees
       Officer, Keystone Investments, Inc.           Keystone Mutual Funds

                                                                           MTG
                                [LOGO] KEYSTONE
                                       INVESTMENTS


October 21, 1996


Dear Shareholder:

    On December 9, 1996, a Special Meeting of Shareholders of the Keystone Funds will be held in connection with the proposed acquisition of Keystone Investments, Inc. by First Union Corporation, the nation's sixth largest bank holding company whose organization manages the Evergreen Group of Mutual Funds. The enclosed proxy material describes the important matters to be voted upon at that meeting.

    If you will be unable to attend the special meeting in person, we ask that you sign the enclosed proxy card and return it as soon as possible in the accompanying postage-paid envelope. IT IS VERY IMPORTANT THAT YOU VOTE PROMPTLY SO THAT WE MAY ENSURE THAT THE NECESSARY QUORUM OF VOTING SHARES IS REPRESENTED AT THE MEETING.

    If the proposals described in the proxy statement are approved,

    * Keystone Investment Management Company, your Fund's investment adviser, will become a subsidiary of First Union Corporation and

    * Certain Independent Trustees of the Evergreen Funds will join the present Independent Trustees on the Boards of the Keystone Funds.

    THE PROPOSED ACQUISITION WILL NOT ALTER THE INVESTMENT STRATEGY OR OBJECTIVES OF YOUR FUND, WILL NOT CHANGE YOUR FUND'S MANAGEMENT CONTRACT, AND WILL NOT INCREASE YOUR FUND'S MANAGEMENT FEES.

    The Independent Trustees of the Keystone Funds have unanimously approved the proposals and encourage you to do the same. They believe that the acquisition of Keystone by First Union will create significant opportunities for benefits to the shareholders of the Keystone Funds in a number of meaningful ways, including,

    * Significantly increased financial strength and stability that should enhance Keystone's ability to attract and retain top quality investment, administrative and service personnel and provide opportunities for enhanced future technology and administrative services for the Funds. First Union has indicated its intention to devote the resources necessary for it to become one of the largest mutual fund organizations in the country.

    * Potential economies of scale in the Keystone Funds' shareholder servicing and transfer agency operations by incorporating the Evergreen Funds into the Keystone operations.

    * Potential growth of the Keystone Funds through the retail brokerage affiliates of First Union, which will make shares available throughout its network. It has become clear that competitive growth in fund assets is necessary to attract and retain top quality investment, administrative and service personnel.

    * Future ability to exchange shares of Keystone Funds for shares of the Evergreen Funds, including types of funds not currently offered by Keystone.

    Of course, we will be delighted if you can attend the meeting and discuss these proposals, or any other relevant matter, with us personally. If, however, time or distance precludes you from joining us, IT IS IMPORTANT THAT YOU ACT PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD SO THAT WE WILL HAVE A QUORUM AT THE MEETING ON DECEMBER 9.

    We appreciate your continued support and look forward to receiving your votes of approval.


    Sincerely yours,


  /s/Albert H. Elfner, III                     /s/George S. Bissell
     Albert H. Elfner, III                        George S. Bissell
       Chairman and Chief Executive                  Chairman, Board of Trustees
       Officer, Keystone Investments, Inc.           Keystone Mutual Funds

                          EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                          You can help reduce the cost of additional mailings by
[Logo]  KEYSTONE          promptly returning your signed proxy. No matter how
        INVESTMENTS       many shares you own, your vote counts!

                          PLEASE SIGN AND RETURN YOUR PROXY TODAY!

           Please fold and detach card at perforation before mailing

FUND NAME PRINTS HERE        PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
                                          TO BE HELD ON MONDAY, DECEMBER 9, 1996


     The undersigned, revoking all Proxies heretofore given, hereby appoints Messrs. George S. Bissell and Albert H. Elfner, III and Ms. Rosemary D.
Van Antwerp, or any of them as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at a meeting of shareholders to be held at 3:30 P.M., Boston time, on Monday December 9, 1996, at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts and at all adjournments thereof, as fully as the undersigned would be entitled to vote if personally present, on the proposals set forth in the Notice of such meeting, substantially as described in the Proxy Statement accompanying such Notice, as follows:


                                       NOTE: PLEASE SIGN IN BOX BELOW EXACTLY AS
                                       YOUR NAME(S) APPEAR ON THIS CARD.

                                       Dated: ____________________, 1996

                                       NOTE: When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.

                                       _________________________________________



                                       _________________________________________
                                                     Signature(s)             KA

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (DIRECTORS) OF THE FUND.
THE BOARD OF TRUSTEES (DIRECTORS) RECOMMENDS A VOTE FOR PROPOSALS 1
                                                    ---
THROUGH 5, INCLUDING A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE
                            ---
(DIRECTOR).
THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL IF
                                                            ---
NO CHOICE IS INDICATED.


THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW USING BLUE OF BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]


           Please fold and detach card at perforation before mailing


1. FOR THE SHAREHOLDERS OF ALL FUNDS,             FOR      AUTHORITY TO VOTE
to elect the following persons as                           WITHHELD ON ALL
Trustee (Director) of the Fund:                           TRUSTEES (DIRECTORS)
Laurence B. Ashkin, Frederick Amling, Charles
A. Austin III, Foster Bam, George S. Bissell,    [ ]             [ ]
Edwin D. Campbell, Charles F. Chapin,
K. Dun Gifford, James S. Howell, Leroy
Keith, Jr., F. Ray Keyser, Gerald M. McDonnell,
Thomas L. McVerry, William Walt Pettit, David
M. Richardson, Russell A. Salton, III M.D.,
Michael S. Scofield, Richard J. Shima and
Andrew J. Simons, subject to the completion of the Merger, substantially as described in the Proxy Statement.


(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, PLEASE WRITE HIS NAME BELOW:)


--------------------------------------------------------------------------------


2. FOR THE SHAREHOLDERS OF ALL FUNDS,      FOR           AGAINST         ABSTAIN
to approve an Investment Advisory and      [ ]             [ ]             [ ]
Management Agreement between Keystone
Investment Management Company and the
Fund, subject to completion of the
Merger, substantially as described in
the Proxy Statement. (Advisory fee
rates will NOT change.)

3. FOR THE SHAREHOLDERS OF KEYSTONE        [ ]             [ ]             [ ]
AMERICA HARTWELL EMERGING GROWTH FUND,
INC., KEYSTONE GLOBAL OPPORTUNITIES FUND
AND KEYSTONE GLOBAL RESOURCES AND
DEVELOPMENT FUND ONLY, to approve a
SubAdvisory Agreement subject to
completion of the Merger, substantially
as described in the Proxy Statement.
(The subadvisory fee rate will NOT change.)

4. FOR THE SHAREHOLDERS OF KEYSTONE        [ ]             [ ]             [ ]
GLOBAL OPPORTUNITIES FUND AND KEYSTONE
LIQUID TRUST ONLY, to amend the Fund's
Declaration of Trust to permit the Board of Trustees to fix the number of Trustees from time to time.


5. FOR THE SHAREHOLDERS OF KEYSTONE        [ ]             [ ]             [ ]
AMERICA HARTWELL EMERGING GROWTH FUND,
INC. ONLY, to ratify the selection of
KPMG Peat Marwick LLP as the independent public accountant of the Fund for its current fiscal year.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.